Exhibit 2

FINANCIAL STATEMENTS OF JAPAN INTERNATIONAL COOPERATION AGENCY (“JICA”)

AND REPORTS OF THE INDEPENDENT AUDITOR

Independent Auditor’s Report

Mr. Shinichi Kitaoka, President

Japan International Cooperation Agency

Opinion

We have audited the accompanying financial statements of the general account of Japan International Cooperation Agency (the Agency), which comprise the balance sheet as at March 31, 2021, and the statements of administrative service operation cost, income, changes in net assets, and cash flows for the year then ended, and a summary of significant accounting policies and notes to the financial statements, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Agency’s general account as at March 31, 2021, and its financial performance and its cash flows for the year then ended in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

Basis for Opinion

We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Agency in accordance with the ethical requirements that are relevant to our audit of the financial statements in Japan, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Responsibilities of President, the Agency Auditor for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, and for such internal control as president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

The Agency Auditor is responsible for overseeing the Agency’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, or illegal acts, and to issue an auditor’s report that includes our opinion. Misstatements can arise from fraud or error, or illegal acts, and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion.

•

Consider internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances for our risk assessments, while the purpose of the audit of the financial statements is not expressing an opinion on the effectiveness of the Agency’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by president.

•

Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

•

Plan and conduct audit with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

We communicate with the Agency Auditor regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide the Agency Auditor with a statement that we have complied with the ethical requirements regarding independence that are relevant to our audit of the financial statements in Japan, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

Interest Required to Be Disclosed by the Certified Public Accountants Act of Japan

Our firm and its designated engagement partners do not have any interest in the Agency which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act of Japan.

Ernst & Young ShinNihon LLC
Tokyo, Japan

June 18, 2021

/s/ Motoki Nagao
Motoki Nagao
Designated Engagement Partner
Certified Public Accountant

/s/ Takuya Kodama
Takuya Kodama
Designated Engagement Partner
Certified Public Accountant

/s/ Kazuya Hosono
Kazuya Hosono
Designated Engagement Partner
Certified Public Accountant

Balance Sheet

(as of March  31, 2021)

General Account

				(Unit: Yen)

Assets
I Current assets
Cash and deposits		291,765,077,064
Inventories
Stored goods	300,120,972
Payments for uncompleted contracted programs	147,397,074	447,518,046

Advance payments		21,865,355,793
Prepaid expenses		89,812,248
Accrued income		334,006
Accounts receivable		2,782,361,997
Contra-accounts for provision for bonuses*		1,211,186,648
Short-term loans for development projects		6,500,000
Short-term loans for emigration projects	371,746
Allowance for loan losses	(55,948)	315,798

Goods in transit		33,175,976
Suspense payments		248,426,805
Advance paid		1,455,942

Total current assets			318,451,520,323

II Non-current assets
1 Tangible assets
Buildings	42,814,784,300
Accumulated depreciation	(20,362,949,464)	22,451,834,836
Structures	1,591,917,010
Accumulated depreciation	(1,170,639,286)	421,277,724
Machinery and equipment	252,950,512
Accumulated depreciation	(149,450,445)	103,500,067

Vehicles	2,516,530,550
Accumulated depreciation	(1,450,701,369)	1,065,829,181

Tools, furniture, and fixtures	2,217,015,785
Accumulated depreciation	(1,323,914,592)	893,101,193

Land	14,177,935,458
Accumulated impairment losses	(8,710,639)	14,169,224,819

Construction in progress		992,905,703

Total tangible assets		40,097,673,523
2 Intangible assets
Trademark rights		659,415
Telephone subscription rights		1,786,900
Software		3,484,895,347
Software in progress		124,312,907

Total intangible assets		3,611,654,569
3 Investments and other assets
Long-term deposits		218,000,000
Long-term loans for development projects		65,000,000
Long-term loans for emigration projects	9,433,269
Allowance for loan losses	(7,940,606)	1,492,663

Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	307,896,040
Allowance for loan losses	(307,896,040)	0

Long-term prepaid expenses		22,014,106
Expected amount to be granted from the national budget*		25,034,395
Contra-accounts for provision for retirement benefits*		13,617,585,263
Long-term guarantee deposits		1,635,028,260

Total investment and other assets		15,584,154,687

Total non-current assets			59,293,482,779

Total assets				377,745,003,102

Balance Sheet (Continued)

(as of March 31, 2021)

Liabilities
I Current liabilities
Operational grant liabilities*	86,927,336,617
Funds for grant aid	196,150,196,496
Donations received*	366,071,349
Accounts payable	17,383,037,923
Accrued expenses	241,597,210
Lease obligations	97,891,884
Advance payments received	421,932,382
Deposits received	154,753,573
Unearned revenue	403,700
Provision for bonuses	1,211,186,648

Total current liabilities		302,954,407,782

II Non-current liabilities
Contra-accounts for assets*	7,791,329,600
Long-term lease obligations	101,182,275
Long-term deposits received	340,247
Provision for retirement benefits	13,617,585,263
Assets retirement obligations	401,053,484

Total non-current liabilities		21,911,490,869

Total liabilities			324,865,898,651

Net assets
I Capital
Government investment	62,452,442,661

Total capital		62,452,442,661

II Capital surplus
Capital surplus	6,635,254,987
Accumulated other administrative service operation costs*
Accumulated depreciation not included in expenses*	(21,040,922,274)
Accumulated impairment losses not included in expenses*	(10,201,839)
Accumulated interest expenses not included in expenses*	(7,184,040)
Accumulated disposal and sale differential not included in expenses*	(8,740,003,351)

Total capital surplus		(23,163,056,517)

III Retained earnings
Reserve fund carried over from the previous Mid-term Objective period*	1,381,863,754
Reserve fund	10,592,406,721
Unappropriated income for the current fiscal year	1,615,447,832

[Total income for the current fiscal year]	(1,615,447,832)
Total retained earnings		13,589,718,307

Total net assets			52,879,104,451

Total liabilities and net assets			377,745,003,102

*	Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Administrative Service Operation Cost

(April 1, 2020 – March 31, 2021)

General Account

			(Unit: Yen)
I	Expenses in the statement of income
	Operating expenses	153,726,116,039
	General administrative expenses	9,184,713,111
	Financial expenses	85,402,172
	Specific purpose expenses	13,458,900
	Miscellaneous losses	204,422
	Extraordinary losses	28,915,620

	Total expenses in the statement of income		163,038,810,264

II	Other administrative service operation costs
	Depreciation not included in expenses*	1,090,579,469
	Impairment losses not included in expenses*	6,667,210
	Interest expenses not included in expenses*	(4,997)
	Disposal and sale differential not included in expenses*	109,573,337

	Total other administrative service operation costs		1,206,815,019

III	Administrative service operation cost		164,245,625,283

*	Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Income

(April 1, 2020 – March 31, 2021)

General Account

			(Unit: Yen)
Ordinary expenses
Operating expenses
Expenses for priority sectors and regions	49,331,972,617
Expenses for private sector partnership	1,890,544,753
Expenses for domestic partnership	8,802,604,852
Expenses for other operations	2,935,140,656
Expenses for indirect operations	36,752,401,482
Expenses for grant aid	52,396,746,425
Expenses for facilities	63,890,207
Expenses for contracted programs	6,058,390
Expenses for donation projects	12,182,150
Depreciation	1,534,574,507	153,726,116,039

General administrative expenses		9,184,713,111
Financial expenses
Foreign exchange losses	85,402,172	85,402,172

Specific purpose expenses		13,458,900
Miscellaneous losses		204,422

Total ordinary expenses			163,009,894,644
Ordinary revenues
Revenues from operational grants*		105,703,317,116
Revenues from grant aid		52,396,746,425
Revenues from contracted programs
Revenues from contracted programs from Japanese government and local governments	6,058,390	6,058,390

Revenues from interest on development projects		188,752
Revenues from emigration projects		234,126
Revenues from subsidy for facilities*		38,855,812
Revenues from expected amount to be granted from the national budget*		25,034,395
Donations*		12,182,150
Reversal of allowance for loan losses		1,981,817
Revenues from contra-accounts for provision for bonuses*		1,211,186,648
Revenues from contra-accounts for provision for retirement benefits*		10,806,281
Reversal of contra-accounts for assets*		1,599,018,968
Financial revenues
Interest income	5,053,292	5,053,292

Miscellaneous income		2,631,024,449

Total ordinary revenues			163,641,688,621

Ordinary income			631,793,977
Extraordinary losses
Loss on disposal of non-current assets		25,679,175
Loss on sales of non-current assets		3,236,445	28,915,620

Extraordinary income
Gain on sales of non-current assets		11,166,395	11,166,395

Net income			614,044,752

Reversal of reserve fund carried over from the previous Mid-term Objective period*			1,001,403,080

Total income for the current fiscal year			1,615,447,832

*    Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Changes in Net Assets

(April 1, 2020-March 31, 2021)

General Account	(Unit: Yen)

	I Capital		II Capital surplus						III Retained earnings (Loss carried forward )
	Government investment	Total capital	Capital surplus	Accumulated other administrative service operation cost				Total capital surplus	Reserve fund carried over from the previous Mid-term Objective period	Reserve fund			Total retained earnings (Loss carried forward)	Total net assets
				Accumulated depreciation not included in expenses	Accumulated impairment losses not included in expenses	Accumulated interest expenses not included in expenses	Accumulated disposal and sale differential not included in expenses				Unappropriated income for the current fiscal year (Unappropriated loss for the current fiscal year)	Total income for the current fiscal year (Total loss for the current fiscal year)

Balance at the beginning of the fiscal year	62,452,442,661	62,452,442,661	6,149,602,519	(21,029,534,058)	(537,303,803)	(7,189,037)	(7,017,469,587)	(22,441,893,966)	2,415,736,764	7,471,586,861	3,120,819,860	—	13,008,143,485	53,018,692,180

Changes during the period

I Changes in capital during the period

II Changes in capital surplus during the period

Purchase of non-current assets			485,652,468					485,652,468	(32,469,930)					485,652,468

Sale and retirement of non-current assets				1,079,191,253	533,769,174		(1,722,533,764)	(109,573,337)						(109,573,337)

Depreciation				(1,090,579,469)				(1,090,579,469)					(32,469,930)	(1,123,049,399)

Impairment of fixed assets					(6,667,210)			(6,667,210)						(6,667,210)

Increase in asset retirement obligations due to passage of time						4,997		4,997						4,997

III Changes in retained earnings (loss carried forward) during the period

(1) Appropriation of income or loss

Increase in reserve fund derived from profit appropriation										3,120,819,860	(3,120,819,860)		—	—

(2) Others

Net income (Net loss)											614,044,752	614,044,752	614,044,752	614,044,752

Reversal of reserve fund carried over from the previous Mid-term Objective period									(1,001,403,080)		1,001,403,080	1,001,403,080	—	—

Total changes during the period	—	—	485,652,468	(11,388,216)	527,101,964	4,997	(1,722,533,764)	(721,162,551)	(1,033,873,010)	3,120,819,860	(1,505,372,028)	1,615,447,832	581,574,822	(139,587,729)

Balance at the end of the fiscal year	62,452,442,661	62,452,442,661	6,635,254,987	(21,040,922,274)	(10,201,839)	(7,184,040)	(8,740,003,351)	(23,163,056,517)	1,381,863,754	10,592,406,721	1,615,447,832	1,615,447,832	13,589,718,307	52,879,104,451

Statement of Cash Flows

(April 1, 2020 – March 31, 2021)

General Account

(Unit: Yen)
I. Cash flows from operating activities
Payments of operating expenses	(97,498,312,524)
Payments for grant aid	(52,353,174,894)
Payments for contracted programs	(65,579,402)
Payments of personnel expenses	(16,994,964,397)
Payments of specific purpose expenses	(27,897,975)
Payments for other operations	(296,409,654)
Proceeds from operational grants	156,024,774,000
Proceeds from grant aid	73,442,855,570
Proceeds from contracted programs	33,400,989
Proceeds from interest on loans	441,430
Proceeds from donations	46,344,714
Proceeds from other operations	3,722,611,980

Subtotal	66,034,089,837
Interest income received	5,056,819
Payments to National Treasury	(3,684,243,507)

Net cash provided by operating activities	62,354,903,149

II. Cash flows from investing activities
Payments for purchase of non-current assets	(3,769,247,177)
Proceeds from sales of non-current assets	248,870,644
Proceeds from subsidy for facilities	833,798,472
Proceeds from collection of loans	20,225,535
Payments into time deposits	(54,000,000,000)
Proceeds from time deposit refund	54,000,000,000
Payments into long-term deposits	(2,000,000)

Net cash used in investing activities	(2,668,352,526)

III. Cash flows from financing activities
Repayments of lease obligations	(99,160,145)
Payments to National Treasury for unnecessary property	(218,296,000)

Net cash used in financing activities	(317,456,145)

IV. Effect of exchange rate changes on funds	(89,125,889)
V. Net increase (decrease) in funds	59,279,968,589
VI. Funds at the beginning of the fiscal year	226,485,108,475

VII. Funds at the end of the fiscal year	285,765,077,064

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

General Account

Effective the year ended March 31, 2021, JICA adopted the “Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (February 16, 2000 (Revised March 26, 2020), and the “Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (August 2000 (Last revised June 2020)).

1. Revenue recognition method of operational grants

Revenue from operational grants is recognized based on the level of operational achievement.

The revenue recognition method based on term is applied for administrative operations except the operations which have been specified as having a direct correlation between the operational achievement and operational grants.

The revenue from disaster relief operations, which are relief operations for unexpected disasters during the period, is recognized as the related expenses are incurred, since it is difficult to estimate the budget and terms, and specify a correlation between the operational achievement and operational grants.

2. Depreciation method

(1) Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	1–50 years
Structures:	1–42 years
Machinery and equipment:	1–17 years
Vehicles:	2–6 years
Tools, furniture, and fixtures:	1–15 years

The estimated depreciation costs for specific depreciable assets (Accounting Standards for Incorporated Administrative Agencies No. 87) and specific removal costs, etc., associated with asset retirement obligations (Accounting Standards for Incorporated Administrative Agencies No. 91) are indirectly deducted from capital surplus and reported as Accumulated depreciation not included in expenses.

(2) Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3) Lease assets

Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

3. Provision for bonuses

The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current fiscal year. Contra-accounts for provision for bonuses are equally accrued since the financial source is secured by operational grants.

4. Provision for retirement benefits

The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the fiscal year ended March 31, 2021. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs is as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

The financial source for lump-sum severance indemnities is secured by operational grants. The estimated amount of retirement benefits are reported as Provision for retirement benefits and Contra-accounts for provision for retirement benefits. Therefore an equal amount is accrued for both accounts. The financial source for defined benefit corporate pension plan insurance fees and reserve shortfall is secured by operational grants. Therefore an equal amount of Provision for retirement benefits is accrued as Contra-accounts for provision for retirement benefits.

5. Basis and standard for the accrual of allowance and loss contingencies

Allowance for loan losses

To provide for loan losses, JICA records the estimated amount of default as an allowance, taking into account the transition rate to delinquent loans for the ordinary loans. For doubtful loans, collectability is individually taken into consideration and the estimated amount of default is recorded as an allowance.

6. Standard and method for the valuation of inventories

Stored goods

Stored goods valuation is based on the lower of cost or market using the first-in, first-out (FIFO) method.

7. Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen at the spot exchange rate at the balance sheet date. Exchange differences are recognized in profit or loss.

8. Standard for expected amount to be granted from the national budget

For the expenses related to facilities for which JICA receives a subsidy, the expected amount to be granted from the national budget in the upcoming fiscal years is reported as asset and revenue according to Accounting Standards for Incorporated Administrative Agencies No.84.

9. Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

Notes to the financial statements

General Account

(Balance Sheet)

1. Donated funds for grant aid

Grant aid is received in the form of donated funds from the government of Japan. JICA administers this grant aid based on grant agreements with the government of the recipient country. At the end of the fiscal year 2020, the outstanding balance of unexecuted grant agreements stood at ¥294,009,554,997.

2. Assets acquired through the investment from the government to Incorporated Administrative Agency

Of accumulated other administrative service operation cost, the amount of assets acquired through the investment from the government is ¥23,054,946,901.

(Statement of Administrative Service Operation Cost)

1.	Cost being borne by the public for the operation of Incorporated Administrative Agency

Administrative service operation cost	¥164,245,625,283

Self-revenues, etc.	¥(2,667,889,371)

Opportunity cost	¥63,950,904

Cost being borne by the public for the operation of Incorporated Administrative Agency	¥161,641,686,816

2.	Method for computing opportunity cost

(1) Interest rate used to compute opportunity cost concerning government investment

0.120% with reference to the yield of 10-year fixed-rate Japanese government bonds at March 31, 2021.

(2) Method for computing opportunity cost for public officers temporarily transferred to JICA

Of the estimated increase in retirement allowance during service rendered in JICA, costs are calculated in accordance with JICA’s internal rules.

(Statement of Income)

“Expenses for indirect operations” under “Operating expenses” were presented as “Expenses for operation support” in the Statement of Income for the previous fiscal year. This change in the account title is due to changes in the names of Budget Account.

(Statement of Cash Flows)

The funds shown in the statement of cash flows consist of cash, deposit accounts, and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2021)

Cash and deposits	¥291,765,077,064

Time deposits	¥(6,000,000,000)

Ending balance of funds	¥285,765,077,064

2. Description of significant non-cash transactions

(1) Assets acquired under finance leases

Tools, furniture, and fixtures	¥40,930,666
Construction in progress	¥2,695,000

(2) Additional asset retirement obligations

Additional asset retirement obligations were recorded in the current fiscal year.

As a result, the increase in assets and liabilities is as follows:

Buildings	¥124,932,631
Asset retirement obligations	¥124,932,631

(Financial Instruments)

1. Status of financial instruments

The General Account’s fund management is limited to short-term deposits and public and corporate bonds while fund-raising consists mainly of operational grants approved by the competent minister. The General Account does not borrow from the government fund for Fiscal Investment and Loan Program (FILP), nor does it borrow funds from financial institutions or issue FILP Agency Bonds.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

			(Unit: Yen)
	Balance sheet amount	Fair value	Difference
(1) Cash and deposits	291,765,077,064	291,765,077,064	0

(2) Accounts payable	(17,383,037,923)	(17,383,037,923)	0

*Liabilities are shown in parentheses (    ).

(Note) Calculation method for fair value of financial instruments and matters concerning accounts payable

[1] Cash and deposits

Cash and deposits are valued at book value because fair value approximates book value since these items are settled in a short period of time.

[2] Accounts payable

Accounts payable are valued at book value because fair value approximates book value since these items are settled in a short period of time.

(Retirement benefits)

1. Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2. Defined benefit pension plan

(1) The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the fiscal year	23,029,242,142

Current service cost	969,073,055

Interest cost	119,063,809

Actuarial differences	351,988,671

Retirement benefit paid	(1,335,618,886)

Past service cost	0

Contribution by employees	57,767,232

Retirement benefit obligation at the end of the fiscal year	23,191,516,023

(2) The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the fiscal year	8,047,386,231

Expected return on plan assets	160,947,725

Actuarial differences	1,268,371,529

Contribution by the company	388,010,084

Retirement benefit paid	(348,552,041)

Contribution by employees	57,767,232

Plan assets at the end of the fiscal year	9,573,930,760

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	10,168,830,437
Plan assets	(9,573,930,760)

Unfunded benefit obligations of funded pension plan	594,899,677
Unfunded benefit obligations of unfunded pension plan	13,022,685,586

Subtotal	13,617,585,263
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	13,617,585,263

Provision for retirement benefits	13,617,585,263
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	13,617,585,263

(4) Components of retirement benefit expenses

(Unit: Yen)

Current service cost	969,073,055
Interest cost	119,063,809
Expected return on plan assets	(160,947,725)
Realized actuarial differences	(916,382,858)
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	10,806,281

(5) Major components of plan assets

Percentages of components to the total are as follows:

Bonds	28%
Stocks	44%
General account of life insurance company	17%
Others	11%

Total	100%

(6) Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition, etc.

(7) Assumptions used

Principal assumptions used in actuarial calculations at the end of the fiscal year

Discount rate	Defined benefit corporate pension plan	0.23%

	Retirement benefits	0.74%

Long-term expected rate of return on plan assets		2.00%

3. Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥44,070,037.

(Lease transactions)

1. Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥16,627,751

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥8,262,000

2. The impact of the finance lease transactions on the profit or loss in the current fiscal year was ¥(456,465). Total income for the current fiscal year after the deduction of this amount was ¥1,615,904,297.

(Asset retirement obligations)

1. Overview of asset retirement obligations

In accordance with a building lease agreement, JICA has the obligation to restore the head office building to its original state. Restoration costs are reasonably estimated and recognized as asset retirement obligations.

2. Amount and calculation method of asset retirement obligations

The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate between (0.048)% and 0.529%.

3. Changes in the total amount of asset retirement obligations in the current fiscal year

(Unit: Yen)
Balance at the beginning of the fiscal year	276,125,850
Increase related to acquisition of tangible assets	124,932,631
Adjustment resulting from passage of time	(4,997)
Decrease due to settlement of asset retirement obligations	—
Balance at the end of the fiscal year	401,053,484

(Payments to the National Treasury for unnecessary property, etc.)

Summary of the payments to the National Treasury for unnecessary property in the current fiscal year is as follows:

Regarding the transfer of employee housing, Accounting Standards for Incorporated Administrative Agencies No.99 is applied for profit or loss arising from transfer transactions designated as “Transfer transactions whose profit or loss shall not be included in the Statement of Income” as per Article 13-2 of the Ordinance of the Ministry for the Operations, Finances, and Accounting of the Japan International Cooperation Agency (Ordinance of Ministry of Foreign Affairs No. 22 of September 30, 2003 (Last revised March 29, 2019)) . Such profit or loss is not recorded in Statement of Income and is recorded as adjustment to capital surplus.

Employee housing

Summary of type, book value, etc., of the assets that were transferred as unnecessary property

①	Type of assets		Buildings, Structures, Land
②	Name of property		Soubudai employee housing
③	Book value	(1) Acquisition cost	¥1,060,014,102
		(2) Depreciation	¥378,771,545
		(3) Impairment loss	¥527,508,104
		(4) Book value	¥153,734,453
④	Reasons for which the property became unnecessary		It was decided in the Mid-term Plan that Soubudai employee housing shall be transferred by the end of fiscal year 2020 and within the amount of income arising from the property transfer, the amount calculated in accordance with the standards established by the competent Minister is to be paid to the National Treasury.
⑤	Method of payment to the National Treasury		Payments corresponding to capital gains from property transfer pursuant to Paragraph 2 of Article 46-2 of the Act on General Rules for Incorporated Administrative Agencies.
⑥	Amount of capital gains from transfer of property (excluding tax)		¥218,296,000
⑦	Amount and date of payment to the National Treasury	Amount of payment to the National Treasury
			¥218,296,000
		Date of payment	March 26, 2021
⑧	Amount of capital reduction		¥1,052,223,102
⑨	Note		Capital reduction was carried out on April 9, 2021.

(Significant contractual liabilities)

N/A

(Significant subsequent events)

N/A

The Accompanying Supplementary Schedules

General Account

(1)

Details of acquisition and disposal of non-current assets, depreciation (including depreciation not included in expenses, in accordance with “No. 87, Accounting for the Depreciation of Specific Depreciable Assets” and “No. 91, Accounting for Specific Removal Costs, etc., associated with Asset Retirement Obligations”), and accumulated impairment losses

(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment losses		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment losses during the period

Tangible assets (Depreciation included in expenses)	Buildings	2,462,774,648	349,976,688	35,781,542	2,776,969,794	831,756,348	156,704,059	0	50,400	1,945,213,446
	Structures	198,349,146	16,852,883	3,322,760	211,879,269	90,624,450	15,538,987	0	355,740	121,254,819
	Machinery and equipment	191,734,127	6,271,751	0	198,005,878	101,434,173	19,650,630	0	0	96,571,705
	Vehicles	1,988,470,093	173,578,256	100,164,152	2,061,884,197	1,302,109,065	174,556,345	0	0	759,775,132
	Tools, furniture, and fixtures	1,772,663,362	217,728,631	158,423,522	1,831,968,471	1,127,985,929	199,099,193	0	0	703,982,542
	Total	6,613,991,376	764,408,209	297,691,976	7,080,707,609	3,453,909,965	565,549,214	0	406,140	3,626,797,644

Tangible assets (Depreciation not included in expenses)	Buildings	39,738,906,488	1,895,198,387	1,596,290,369	40,037,814,506	19,531,193,116	1,000,315,294	0	450,510,779	20,506,621,390
	Structures	1,431,994,240	0	51,956,499	1,380,037,741	1,080,014,836	25,582,840	0	10,173,847	300,022,905
	Machinery and equipment	58,295,195	0	3,350,561	54,944,634	48,016,272	286,780	0	0	6,928,362
	Vehicles	426,756,877	32,469,930	4,580,454	454,646,353	148,592,304	64,394,555	0	0	306,054,049
	Tools, furniture, and fixtures	461,685,796	0	76,638,482	385,047,314	195,928,663	0	0	6,667,210	189,118,651
	Total	42,117,638,596	1,927,668,317	1,732,816,365	42,312,490,548	21,003,745,191	1,090,579,469	0	467,351,836	21,308,745,357

Tangible assets (Non-depreciable assets)	Land	14,398,036,458	0	220,101,000	14,177,935,458	0	0	8,710,639	66,417,338	14,169,224,819
	Construction in progress	198,838,753	938,823,724	144,756,774	992,905,703	0	0	0	0	992,905,703
	Total	14,596,875,211	938,823,724	364,857,774	15,170,841,161	0	0	8,710,639	66,417,338	15,162,130,522

Total tangible assets	Buildings	42,201,681,136	2,245,175,075	1,632,071,911	42,814,784,300	20,362,949,464	1,157,019,353	0	450,561,179	22,451,834,836
	Structures	1,630,343,386	16,852,883	55,279,259	1,591,917,010	1,170,639,286	41,121,827	0	10,529,587	421,277,724
	Machinery and equipment	250,029,322	6,271,751	3,350,561	252,950,512	149,450,445	19,937,410	0	0	103,500,067
	Vehicles	2,415,226,970	206,048,186	104,744,606	2,516,530,550	1,450,701,369	238,950,900	0	0	1,065,829,181
	Tools, furniture, and fixtures	2,234,349,158	217,728,631	235,062,004	2,217,015,785	1,323,914,592	199,099,193	0	6,667,210	893,101,193
	Land	14,398,036,458	0	220,101,000	14,177,935,458	0	0	8,710,639	66,417,338	14,169,224,819
	Construction in progress	198,838,753	938,823,724	144,756,774	992,905,703	0	0	0	0	992,905,703
	Total	63,328,505,183	3,630,900,250	2,395,366,115	64,564,039,318	24,457,655,156	1,656,128,683	8,710,639	534,175,314	40,097,673,523

Intangible assets (Depreciation included in expenses)	Trademark rights	7,444,573	0	0	7,444,573	6,785,158	239,785	0	0	659,415
	Software	4,575,005,919	632,295,612	0	5,207,301,531	1,722,406,184	968,785,508	0	0	3,484,895,347
	Total	4,582,450,492	632,295,612	0	5,214,746,104	1,729,191,342	969,025,293	0	0	3,485,554,762

Intangible assets (Depreciation not included in expenses)	Trademark rights	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0
	Total	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0

Intangible assets (Non-depreciable assets)	Telephone subscription rights	3,278,100	0	0	3,278,100	0	0	1,491,200	0	1,786,900
	Software in progress	248,168,895	98,456,636	222,312,624	124,312,907	0	0	0	0	124,312,907
	Total	251,446,995	98,456,636	222,312,624	127,591,007	0	0	1,491,200	0	126,099,807

Total intangible assets	Trademark rights	8,584,123	0	0	8,584,123	7,924,708	239,785	0	0	659,415
	Telephone subscription rights	3,278,100	0	0	3,278,100	0	0	1,491,200	0	1,786,900
	Software	4,575,005,919	632,295,612	0	5,207,301,531	1,722,406,184	968,785,508	0	0	3,484,895,347
	Software in progress	248,168,895	98,456,636	222,312,624	124,312,907	0	0	0	0	124,312,907
	Total	4,835,037,037	730,752,248	222,312,624	5,343,476,661	1,730,330,892	969,025,293	1,491,200	0	3,611,654,569

Investments and other assets	Long-term deposits	216,000,000	2,000,000	0	218,000,000	0	0	0	0	218,000,000
	Long-term loans for development projects	71,500,000	0	6,500,000	65,000,000	0	0	0	0	65,000,000
	Long-term loans for emigration projects	12,494,246	1,968,376	5,029,353	9,433,269	0	0	0	0	9,433,269
	Allowance for loan losses (non-current)	(12,231,456)	(7,940,606)	(12,231,456)	(7,940,606)	0	0	0	0	(7,940,606)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	305,462,858	4,782,459	2,349,277	307,896,040	0	0	0	0	307,896,040
	Allowance for loan losses (non-current)	(305,462,858)	(307,896,040)	(305,462,858)	(307,896,040)	0	0	0	0	(307,896,040)
	Long-term prepaid expenses	5,906,653	21,173,649	5,066,196	22,014,106	0	0	0	0	22,014,106
	Expected amount to be granted from the national budget	951,344	25,034,395	951,344	25,034,395	0	0	0	0	25,034,395
	Long-term guarantee deposits	1,619,386,264	52,799,129	37,157,133	1,635,028,260	0	0	0	0	1,635,028,260
	Contra-accounts for provision for retirement benefits	14,981,855,911	10,806,281	1,375,076,929	13,617,585,263	0	0	0	0	13,617,585,263
	Total	16,895,862,962	(197,272,357)	1,114,435,918	15,584,154,687	0	0	0	0	15,584,154,687

(Note)   Contra-accounts for provision for retirement benefits is described in No. 4 of Significant Accounting Policies.

General Account

(2) Details of inventories

							(Unit: Yen)

Type	Balance at the beginning of the period	Increase during the period		Decrease during the period		Balance at the end of the period	Remarks
		Purchase, manufacturing and transfer for the current fiscal year	Others	Delivery and transfer	Others

Stored goods	362,761,806	50,764,294	0	113,405,128	0	300,120,972

Stockpile	362,761,806	50,764,294	0	113,405,128	0	300,120,972

Japan	51,423,676	0	0	0	0	51,423,676

USA	75,472,547	12,400,510	0	55,419,190	0	32,453,867

Republic of Singapore	145,946,371	13,317,399	0	29,241,261	0	130,022,509

Republic of Ghana	2,137,520	0	0	0	0	2,137,520

UAE	76,945,852	25,046,385	0	28,744,677	0	73,247,560

Republic of Palau	5,845,334	0	0	0	0	5,845,334

Republic of Marshall Islands	4,990,506	0	0	0	0	4,990,506

Payments for uncompleted contracted programs	126,390,594	147,397,074	0	126,390,594	0	147,397,074

Total	489,152,400	198,161,368	0	239,795,722	0	447,518,046

General Account

(3) Details of loans

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection	Others

Other short-term loans

Loans for development projects	17,500,000	6,500,000	17,500,000	0	6,500,000

Loans for emigration projects	441,671	385,058	408,782	46,201	371,746

Subtotal	17,941,671	6,885,058	17,908,782	46,201	6,871,746

Other long-term loans

Loans for development projects	71,500,000	0	0	6,500,000	65,000,000

Loans for emigration projects	317,957,104	32,889	2,075,786	(1,415,102)	317,329,309

Subtotal	389,457,104	32,889	2,075,786	5,084,898	382,329,309

Total	407,398,775	6,917,947	19,984,568	5,131,099	389,201,055

(Note)	“Others” shown under “Decrease during the period” is due to transfer from long-term to short-term loans, year-end translation difference, etc.

General Account

(4) Details of provisions

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Intended use	Others

Provision for bonuses	1,197,382,912	1,211,186,648	1,197,382,912	0	1,211,186,648

Total	1,197,382,912	1,211,186,648	1,197,382,912	0	1,211,186,648

General Account

(5) Details of allowance for loan losses, etc.

							(Unit: Yen)
Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

(Development projects)

Short-term loans for development projects	17,500,000	(11,000,000)	6,500,000	4,400	(4,400)	0

Ordinary loans	17,500,000	(11,000,000)	6,500,000	4,400	(4,400)	0	Breakdown of the preservation of claims for the Year-end balance of loans is as follows: Joint and several guarantee ¥6,500,000

Long-term loans for development projects	71,500,000	(6,500,000)	65,000,000	0	0	0

Ordinary loans	71,500,000	(6,500,000)	65,000,000	0	0	0	Breakdown of the preservation of claims for the Year-end balance of loans is as follows: Joint and several guarantee ¥65,000,000

(Development projects in total)	89,000,000	(17,500,000)	71,500,000	4,400	(4,400)	0

(Emigration projects)

Short-term loans for emigration projects	441,671	(69,925)	371,746	175,697	(119,749)	55,948

Ordinary loans	441,671	(69,925)	371,746	175,697	(119,749)	55,948

Long-term loans for emigration projects	317,957,104	(627,795)	317,329,309	317,694,314	(1,857,668)	315,836,646

Ordinary loans	436,384	1,320,723	1,757,107	173,594	90,850	264,444

Doubtful loans	12,057,862	(4,381,700)	7,676,162	12,057,862	(4,381,700)	7,676,162

Claims probable in bankruptcy, claims probable in rehabilitation, and other	305,462,858	2,433,182	307,896,040	305,462,858	2,433,182	307,896,040

(Emigration projects in total)	318,398,775	(697,720)	317,701,055	317,870,011	(1,977,417)	315,892,594

Total	407,398,775	(18,197,720)	389,201,055	317,874,411	(1,981,817)	315,892,594

(Note)	Standard for appropriation of allowance for loan losses is described in No. 5 of Significant Accounting Policies.

General Account

(6) Details of provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Total retirement benefit obligations	23,029,242,142	1,497,892,767	1,335,618,886	23,191,516,023
Retirement benefits	12,960,108,198	1,049,644,233	987,066,845	13,022,685,586
Defined benefit corporate pension plan	10,069,133,944	448,248,534	348,552,041	10,168,830,437
Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0
Plan assets	8,047,386,231	1,875,096,570	348,552,041	9,573,930,760
Provision for retirement benefits	14,981,855,911	(377,203,803)	987,066,845	13,617,585,263

General Account

(7) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligations of restoration to original state based on a building lease agreement	276,125,850	124,932,631	4,997	401,053,484	Specified expenses in Accounting Standards for Incorporated Administrative Agencies No. 91

General Account

(8) Details of capital surplus

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Facility expenses	3,099,960,374	451,182,538	0	3,551,142,912	Increase due to acquisition of non-current assets
Operational grants	98,208,983	0	0	98,208,983
Donations and others	0	2,000,000	0	2,000,000	Increase due to acquisition of non-current assets
Capital reduction	2,771,220,202	0	0	2,771,220,202
Specified assets in Accounting Standards for Incorporated Administrative Agencies No. 87	(122,494,000)	0	0	(122,494,000)
Lease contracts	(113,690,859)	0	0	(113,690,859)
Reserve fund carried over from the previous Mid-term Objective period	416,397,819	32,469,930	0	448,867,749	Increase due to acquisition of non-current assets
Total	6,149,602,519	485,652,468	0	6,635,254,987

General Account

(9) Details of operational grant liabilities, transfer for the current period, etc.

1. Details of changes in operational grant liabilities

(Unit: Yen)

Balance at the beginning of the period	Operational grants for the current period	Transfer for the current period				Offset by contra- accounts for provision	Balance at the end of the period
		Revenues from operational grants	Contra-accounts for assets funded by operational grants	Capital surplus	Subtotal
40,669,296,449	156,024,774,000	105,703,317,116	1,490,956,875	0	107,194,273,991	2,572,459,841	86,927,336,617

2. Details of the transfer amount from operational grant liabilities and the main usage

(1) Details of the transfer amount to operational grant revenue and the main usage			(Unit: Yen)

Classification	Revenues from operational grants	Main usages of operational grants
		Expenses	Main usages
Transfer based on operation achievement method
Priority development cooperation issues	76,176,710,049	76,191,919,343	Personnel expenses: ¥10,916,533,460, Outsourcing expenses: ¥31,267,541,023, Fees paid to experts: ¥16,340,688,686, Other expenses: ¥17,667,156,174
Partnerships with the private sector	2,964,630,651	2,975,138,812	Personnel expenses: ¥418,353,331, Outsourcing expenses: ¥1,610,164,212, Fees paid to experts: ¥571,412,668, Other expenses: ¥375,208,601
Partnerships with various development partners	13,674,269,999	13,824,133,470	Personnel expenses: ¥1,947,903,668, Fees paid to experts: ¥4,124,087,778, Outsourcing expenses: ¥3,697,761,262, Other expenses: ¥4,054,380,762
Strengthen foundations for operational implementation	3,342,711,370	3,877,132,552	Personnel expenses: ¥649,509,020, Fees paid to experts: ¥1,930,624,339, Outsourcing expenses: ¥564,134,171, Other expenses: ¥732,865,022
Common	91,230,155	62,286,190	Personnel expenses: ¥62,286,190
Transfer based on term method
Common	9,083,475,331	8,997,006,433	Personnel expenses: ¥1,858,686,546, Rents: ¥923,111,519, Other expenses: ¥6,215,208,368
Transfer based on the related expenses are incurred
Disaster relief activities	370,289,561	370,289,561	Outsourcing expenses: ¥126,094,055, Rents: ¥48,789,536, Other expenses: ¥195,405,970
Total	105,703,317,116	106,297,906,361

(2) Details of transfer amount to contra-accounts for assets funded by operational grants and main usages	(Unit: Yen)

Segment	Transfer amount to contra-accounts for assets funded by operational grants
	Transfer amount	Main usages
Priority development cooperation issues	862,725,493	Software: ¥278,478,202 Facilities attached to buildings: ¥196,725,822 Others: ¥387,521,469
Partnerships with the private sector	30,579,094	Software: ¥10,637,907 Facilities attached to buildings: ¥7,539,106 Others: ¥12,402,081
Partnerships with various development partners	221,555,153	Construction in progress: ¥85,396,155 Software: ¥49,531,382 Others: ¥86,627,616
Strengthen foundations for operational implementation	167,767,414	Tools, furniture, and fixtures: ¥73,171,722 Stored goods: ¥50,764,294 Others: ¥43,831,398
Common	208,329,721	Facilities attached to buildings: ¥89,258,660 Software: ¥43,541,699 Others: ¥75,529,362
Total	1,490,956,875

3. Details of offset by contra-accounts for provision		(Unit: Yen)
Segment	Offset by provision of allowance
	Offset amount	Details of offset
Priority development cooperation issues	1,061,872,892	Contra-accounts for provision for bonuses: ¥799,142,268 Contra-accounts for provision for retirement benefits: ¥262,730,624
Partnerships with the private sector	40,694,059	Contra-accounts for provision for bonuses: ¥30,625,457 Contra-accounts for provision for retirement benefits: ¥10,068,602
Partnerships with various development partners	192,144,426	Contra-accounts for provision for bonuses: ¥145,233,398 Contra-accounts for provision for retirement benefits: ¥46,911,028
Strengthen foundations for operational implementation	115,688,649	Contra-accounts for provision for bonuses: ¥88,235,317 Contra-accounts for provision for retirement benefits: ¥27,453,332
Common	1,162,059,815	Contra-accounts for provision for bonuses: ¥134,146,472 Contra-accounts for provision for retirement benefits: ¥1,027,913,343
Total	2,572,459,841

4. Details of the balance of operational grant liabilities		(Unit: Yen)
Balance of operational grant liabilities		Reasons for the accrual of balance and revenue generation plan
Balance in relation to operations to which the revenue recognition method based on operation achievement is applied	84,330,136,022	The operation cycle of projects implemented upon requests from the governments of partnering countries in principle ranges over multiple fiscal years. However, the balance is expected to be expensed during the current Mid-term Objective period.
Balance in relation to operations to which the revenue recognition method based on term is applied	0	The balance of operational grant liabilities is not carried forward to the next fiscal year.
Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	1,303,539,461	The balance is expected to be disbursed for disaster relief activities in the event of major unforeseen disasters during the current Mid-term Objective period.
Undistributed amount, etc.	1,293,661,134

Amount reserved to prepare for unforeseen circumstances in corporate management: ¥750,000,000

Expenditures which exceeded the allocated amount of operational grant : ¥543,661,134

Since the expenditure exceeded can not be funded by operational grant, it will be transferred to revenue in the final fiscal year of the Mid-term in accordance with the Accounting Standards for Incorporated Administrative Agencies No.84, Paragraph 4.

Total	86,927,336,617

General Account

(10) Details of facility expenses

(Unit: Yen)

Classification	Amount granted in the current period	Breakdown of the accounting treatment mentioned on the left side				Remarks
		Contra-accounts for construction in progress funded by subsidy for facilities	Capital surplus	Revenues from subsidy for facilities	Revenues from expected amount to be granted from the national budget

Program to enhance disaster resilience in domestic offices	485,567,283	0	421,677,076	38,855,812	25,034,395

Total	485,567,283	0	421,677,076	38,855,812	25,034,395

(Note)	The specified expenses for which grant from the national budget is to be expected in the upcoming fiscal years are recorded according to the Accounting Standards for Incorporated Administrative Agencies No. 84 “Accounting method regarding the specific expenses for which grant from the national budget is subsequently measured”.

General Account

(11) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	187,111	13	9,177	2

Employees	15,767,014	1,960	1,040,176	133

Total	15,954,124	1,973	1,049,353	135

(Notes)

1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and

“Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency—Japan International Cooperation Agency.

3. Number of people As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers and employees during the period is used.

4. Others There are no part-time officers or employees classified as external members.

General Account

(12) Segment information to be disclosed

										(Unit: Yen)

Classification	(1) Priority development cooperation issues	(2) Partnerships with the private sector	(3) Partnerships with various development partners	(4) Strengthen foundations for operational implementation	(5) Grant aid	(6) Contracted programs	(7) Other operations	Subtotal	(8) Corporate common expenses, etc.	Total
I. Administrative service operation cost
Expenses in the statement of income	78,139,546,390	2,994,534,814	13,942,915,997	4,649,126,059	52,396,746,425	6,058,390	12,182,150	152,141,110,225	10,897,700,039	163,038,810,264
Other administrative service operation costs
Depreciation not included in expenses	—	—	—	—	—	—	—	—	1,090,579,469	1,090,579,469
Impairment losses not included in expenses	—	—	—	—	—	—	—	—	6,667,210	6,667,210
Interest expenses not included in expenses	—	—	—	—	—	—	—	—	(4,997)	(4,997)
Disposal and sale differential not included in expenses	—	—	—	—	—	—	—	—	109,573,337	109,573,337
Total other administrative service operation costs	—	—	—	—	—	—	—	—	1,206,815,019	1,206,815,019
Administrative service operation cost	78,139,546,390	2,994,534,814	13,942,915,997	4,649,126,059	52,396,746,425	6,058,390	12,182,150	152,141,110,225	12,104,515,058	164,245,625,283
II. Cost being borne by the public for the operation of Incorporated Administrative Agency	77,880,939,033	2,994,534,814	13,928,635,354	4,649,126,059	52,396,746,425	0	0	151,849,981,685	9,791,705,131	161,641,686,816
III. Operating expenses, revenues, and profits and losses
Operating expenses	78,139,546,389	2,994,534,813	13,942,915,998	4,649,126,060	52,396,746,425	6,058,390	12,182,150	152,141,110,225	63,890,207	152,205,000,432
Outsourcing expenses	31,267,541,023	1,610,164,212	3,697,761,262	564,134,171	0	437,263	4,479,075	37,144,517,006	0	37,144,517,006
Fees paid to experts	16,340,688,686	571,412,668	4,124,087,778	1,930,624,339	0	4,919,148	2,771,700	22,974,504,319	0	22,974,504,319
Personnel expenses	10,916,533,460	418,353,331	1,947,903,668	649,509,020	0	0	0	13,932,299,479	0	13,932,299,479
Rents	2,299,305,035	88,116,060	410,279,026	136,803,443	0	0	0	2,934,503,564	0	2,934,503,564
Fund provision	0	0	0	0	52,396,746,425	0	0	52,396,746,425	0	52,396,746,425
Other expenses	17,315,478,185	306,488,542	3,762,884,264	1,368,055,087	0	701,979	4,931,375	22,758,539,432	63,890,207	22,822,429,639
General administrative expenses	—	—	—	—	—	—	—	—	9,184,713,111	9,184,713,111
Fees paid to experts	—	—	—	—	—	—	—	—	546,107,922	546,107,922
Personnel expenses	—	—	—	—	—	—	—	—	1,920,972,736	1,920,972,736
Rents									923,111,519	923,111,519
Other expenses									5,794,520,934	5,794,520,934
Depreciation	—	—	—	—	—	—	—	—	1,534,574,507	1,534,574,507
Financial expenses	—	—	—	—	—	—	—	—	85,402,172	85,402,172
Miscellaneous losses	0	0	0	0	0	0	0	0	204,422	204,422
Total	78,139,546,389	2,994,534,813	13,942,915,998	4,649,126,060	52,396,746,425	6,058,390	12,182,150	152,141,110,225	10,868,784,419	163,009,894,644

Operating revenues
Revenues from operational grants	76,176,710,049	2,964,630,651	13,674,269,999	3,713,000,931	0	0	0	96,528,611,630	9,174,705,486	105,703,317,116
Revenues from grant aid	0	0	0	0	52,396,746,425	0	0	52,396,746,425	0	52,396,746,425
Revenues from contracted programs	0	0	0	0	0	6,058,390	0	6,058,390	0	6,058,390
Revenues from interest on development projects	0	0	0	0	0	0	0	0	188,752	188,752
Revenues from emigration projects	0	0	0	0	0	0	0	0	234,126	234,126
Donations	0	0	0	0	0	0	12,182,150	12,182,150	0	12,182,150
Revenue from subsidy for facilities	0	0	0	0	0	0	0	0	38,855,812	38,855,812
Revenues from expected amount to be granted from the national budget	0	0	0	0	0	0	0	0	25,034,395	25,034,395
Reversal of allowance for loan losses	0	0	0	0	0	0	0	0	1,981,817	1,981,817
Reversal of contra-accounts for assets	0	0	0	113,401,926	0	0	0	113,401,926	1,485,617,042	1,599,018,968
Revenues from contra-accounts for provision for bonuses	0	0	0	0	0	0	0	0	1,211,186,648	1,211,186,648
Revenues from contra-accounts for provision for retirement benefits	0	0	0	0	0	0	0	0	10,806,281	10,806,281
Financial revenues	0	0	0	0	0	0	0	0	5,053,292	5,053,292
Miscellaneous income	258,607,357	0	14,280,643	0	0	0	0	272,888,000	2,358,136,449	2,631,024,449
Total	76,435,317,406	2,964,630,651	13,688,550,642	3,826,402,857	52,396,746,425	6,058,390	12,182,150	149,329,888,521	14,311,800,100	163,641,688,621

Operating income or loss	(1,704,228,983)	(29,904,162)	(254,365,356)	(822,723,203)	0	0	0	(2,811,221,704)	3,443,015,681	631,793,977

IV. Extraordinary income or losses, etc.
Extraordinary losses	0	0	0	0	0	0	0	0	28,915,620	28,915,620
Extraordinary income	0	0	0	0	0	0	0	0	11,166,395	11,166,395
Net income or loss	(1,704,228,983)	(29,904,162)	(254,365,356)	(822,723,203)	0	0	0	(2,811,221,704)	3,425,266,456	614,044,752
Reversal of reserve fund carried over from the previous Mid-term Objective period	923,631,090	22,124,857	55,647,133	0	0	0	0	1,001,403,080	0	1,001,403,080
Total income or loss for the current year	(780,597,893)	(7,779,305)	(198,718,223)	(822,723,203)	0	0	0	(1,809,818,624)	3,425,266,456	1,615,447,832

V. Total assets
Cash and deposits	0	0	0	0	198,323,770,525	292,670,159	3,291,999,028	201,908,439,712	89,856,637,352	291,765,077,064
Advance payments	19,595,456,625	463,392,158	1,683,676,393	122,830,617	0	0	0	21,865,355,793	0	21,865,355,793
Buildings	0	0	0	0	0	0	0	0	22,451,834,836	22,451,834,836
Other assets	390,295,816	4,610,004	27,709,997	303,992,425	168,787	155,256,272	73,370,586	955,403,887	40,707,331,522	41,662,735,409
Total	19,985,752,441	468,002,162	1,711,386,390	426,823,042	198,323,939,312	447,926,431	3,365,369,614	224,729,199,392	153,015,803,710	377,745,003,102

(Note)1. Segment classification and main descriptions

Operations are classified into six segments in accordance with descriptions of the Mid-term Plan based on operations specified in Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency.

Operations in relation to donations and operations prescribed in Article 13 are organized as other operations.

1) Priority development cooperation issues

2) Partnerships with the private sector

3) Partnerships with various development partners

4) Strengthen foundations for operational implementation

5) Grant aid

6) Contracted programs

2. Disclosure of operating expenses

Operating expenses are classified in Operating expenses in the Statement of Income according to their nature. Items that account for less than 5% of the total amount allocated to each segment are included in Other expenses.

The relationship between Operating expenses in this list and Operating expenses in the Statement of Income is as follows:

1) Priority development cooperation issues: amount of expenses for priority sectors and region

2) Partnerships with the private sector: amount of expenses for private sector partnership

3) Partnerships with various development partners: amount of expenses for domestic partnerships

4) Strengthen foundations for operational implementation: amount of expenses for other operations

5) Grant aid: amount of expenses for grant aid

6) Contracted programs: amount of expenses for contracted programs

7) Other operations: amount of expenses for donation projects

8) Corporate common expenses, etc.: amounts of facility expenses

(2) Personnel expenses and Rents which are recorded in Administrative service operation cost and General administrative expenses that have been classified as corporate common expenses, etc. cannot be allocated to each segment due to the following reasons:

1) Personnel expenses: employees are in charge of several operations and their involvement in each operation is not uniform.

2) Rents: a wide variety of buildings are included in target property and they are used for multiple operations.

3. Assets are listed in accordance with the accounts in the balance sheet. Items that account for less than 5% of total assets are included in other assets.

4. Because Operating expenses for 1) Priority development cooperation issues and 3) Partnerships with various development partners are financed not only by operational grants but also by revenues from operations, the corresponding amounts are shown as Miscellaneous income, etc. in Operating revenues.

5. “–” is shown in the columns of items which have been allocated only to corporate common expenses, etc., because they cannot be allocated to individual segments.

General Account

(13) Details of grant-in-aid for scientific research

			(Unit: Yen)
Classification	Amounts granted in the current period	Number of the projects	Remarks
Grant-in-Aid for Scientific Research on Innovative Area	(10,000) 3,000	1	Japan Society for the Promotion of Science Grant-in-Aid for Scientific Research
Grant-in-Aid for Scientific Research C	(1,100,000) 990,000	1
Grant-in-Aid for Young Scientists	(2,900,000) 2,460,000	3
Total	(4,010,000) 3,453,000	5

(Note)	Amounts granted in the current period indicate the amounts equivalent to indirect expenses. The amounts equivalent to direct expenses are indicated in parentheses ( ).

General Account

(14) Details of main assets and liabilities other than those mentioned above

1. Cash and deposits

		(Unit:Yen)
Classification	Amount	Remarks

Cash	2,429,088

Cash in foreign currency	101,024,140

Deposit accounts	280,695,992,782

Checking accounts	5,681,515

Deposit accounts in foreign currency	267,415,836

Checking accounts in foreign currency	4,692,533,703

Time deposits	6,000,000,000

Total	291,765,077,064

2. Advance payments

			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	21,865,355,793	Oriental Consultants Global Co., Ltd., and others
Total	21,865,355,793

3. Funds for grant aid
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Funds for grant aid	196,150,196,496	Republic of the Union of Myanmar and others
Total	196,150,196,496
4. Accounts payable
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	11,760,608,477	Kokusai Kogyo Co., Ltd., and others

General administrative expenses	2,604,363,353	NTT Communications Corporation and others

Expenses for contracted programs	38,782,902	PERSOL TEMPSTAFF CO., LTD., and others

Expenses for grant aid	2,173,746,596	UNITED NATIONS CHILDREN’S FUND and others

Expenses for donation projects	3,415,827	Regional Community Forestry Training Center for Asia and others

Subsidy for facilities	739,975,197	NAKANO CORPORATION and others

Others	62,145,571	Setagaya ward office and others
Total	17,383,037,923

General Account

(15) Details of relevant public interest corporations

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Japan Overseas Cooperative Association				The Association of Nikkei & Japanese Abroad
Outline of operations

(1)  International cooperative activities in developing countries and activities pertaining to the promotion, promulgation, and edification of international exchange and global understanding.

(2)  Assistance for postdisaster restoration and peace-building activities.

(3)  Activities pertaining to cooperation and collaboration with international and domestic support agencies, international cooperation associations, and other institutions.

(4)  Activities pertaining to support for the development of a multicultural symbiotic society and vitalization and internationalization of societies.

(5)  Activities to support integrated community building and human resource development involving various sectors for the purpose of regional revitalization in cooperation in local communities.

1. Planning, support on coordination and implementation of project for the purpose of integrated community building including various sectors such as education, welfare service and industrial promotion

2. Category II social welfare services prescribed in article 2 of the Social Welfare Act

(a)  Based on Child Welfare Act:

-  day care services for handicapped children

-  consultation services for handicapped children

-  after-school child sound upbringing services

-  regional base services of the child care support

-  nursery center management services

(b) Based on act on Social Welfare for the Elderly

-  senior in-home care services

-  senior day-services

(c)  Based on act to comprehensively support daily and social lives of persons with disabilities

-  welfare services for persons with disabilities

-  consultation support services

-  services to support regional life

-  management of community activity support centers

3. Human resource development and training

(6)  Other activities necessary to achieve the objectives of the Association.

(1)   Support and promulgation of economic, cultural, educational, and social activities in cooperation with overseas and domestic Japan-related organizations or by itself.

(2)   Cooperation pertaining to carrying out of international cooperative activities and international exchange activities.

(3)   Collaboration with municipalities and international exchange associations

(4)   Promulgation both at home and abroad of research outcomes and knowledge regarding activities pertaining international cooperation and international exchange endeavors

(5)   Provision of information and collaboration regarding migration and overseas expansion of businesses

(6)   Establishment and operation of centers for Japanese abroad

(7)   Consultations and intermediation for and regarding Japanese abroad

(8)   Publicity of and edification regarding situations in Japan

(9)   Organizing of the convention of Nikkei and Japanese abroad

(10)  Edification regarding investment from overseas, investment overseas, and businesses

(11)  Other activities necessary for the fulfillment of public good

Name of officers	Number of officers: 10 Representative Director and President: Ryosei Oya Board member: Kazuto Kitano (Former Director General of the Nihonmatsu Training Center of JICA)				Number of officers: 16 Representative Director and President: Kamon Iizumi

Association chart on transactions between relevant public interest corporations and JICA
Japan Overseas Cooperative Association
	JICA				JICA		The Association of Nikkei & Japanese Abroad

		(Operation Consignment)				(Operation Consignment)

Assets		2,183,377,006 yen					165,440,565 yen

Liabilities		948,234,205 yen					105,418,913 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		1,131,331,538 yen					57,595,173 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	13,000,000 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	2,879,189,946 yen			- Other revenues		360,307,488 yen

¡ Expenses	¡ Expenses	2,860,332,683 yen			¡ Expenses		357,881,009 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	71,954,000 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		3,000,000 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		3,000,000 yen

Balance of net assets at the end of the fiscal year		1,235,142,801 yen					60,021,652 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 314,719,938 yen, Accounts receivable: N/A				Accounts payable: 41,061,416 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	2,458,908,643 yen			Total operating revenues:	349,054,926 yen
	(Breakdown: JICA transactions		1,425,845,742 yen	58.0%)	(Breakdown: JICA transactions			190,664,776 yen	54.6%)
	Competitive contract (		1,000,012,972 yen	70.1%)	Competitive contract	(		36,910,016 yen	19.4%)
	Planning competition and public selection (		16,407,484 yen	1.2%)	Planning competition and public selection	(		35,116,586 yen	18.4%)
	Non-competitive negotiated contracts (		959,750 yen	0.1%)	Non-competitive negotiated contracts	(		118,638,174 yen	62.2%)
	Other (		408,465,536 yen	28.6%)	Other	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2019, through March 31, 2020.				(Note 1) The above amount pertains to the period from April 1, 2019, through March 31, 2020.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Kitakyushu International Techno-Cooperative Association				Pacific Resource Exchange Center
Outline of operations

(1)   Development of necessary research studies and educational curriculums, creation and undertaking of training programs, dispatch of experts, and transfer of technologies overseas

(2)   Planning and undertaking of activities to promote international goodwill

(3)   Planning and undertaking of other activities for the purpose of fulfilling the aims of this association

(1)   Fostering human resources to contribute mainly to the growth of developing countries, etc.

(2)   Economic, cultural, and personal exchange activities mainly with developing countries, etc.

(3)   Cultivating human resources tasked with economic, cultural, and personal exchange activities mainly with developing countries.

(4)   Gathering information and research/study related to economic cooperation

(5)   Public awareness and publicity concerning the aforementioned activities

(6)   Other activities necessary for the achievement of objectives of this corporate body

Name of officers	Number of officers: 11 President: Hideki Furuno				Number of officers: 18 Representative Director and President: Kiyoshi Otsubo

Association chart on transactions between relevant public interest corporations and JICA
		Kitakyushu International Techno- Cooperative Association					Pacific Resource Exchange Center
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		683,456,355 yen					4,631,750,161 yen

Liabilities		32,314,048 yen					66,417,470 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		648,945,525 yen					4,649,178,733 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		32,700,000 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		180,291,817 yen		- Other revenues			145,994,972 yen

¡ Expenses	¡ Expenses		210,691,014 yen		¡ Expenses			229,841,014 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		104,021 yen		¡ Expenses			0 yen

Balance of net assets at the end of the fiscal year		651,142,307 yen					4,565,332,691 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	N/A				Accounts payable: 20,584,586 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	174,157,335 yen			Total operating revenues:	69,148,566 yen
	(Breakdown: JICA transactions		125,184,130 yen	71.9%)	(Breakdown: JICA transactions			50,891,950 yen	73.6%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		20,582,295 yen	40.4%)
	Planning competition and public selection (		125,184,130 yen	100.0%)	Planning competition and public selection	(		29,972,749 yen	58.9%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Other (		0 yen	0.0%)	Other	(		336,906 yen	0.7%)

	(Note 1) The above amount pertains to the period from April 1, 2019, through March 31, 2020.				(Note 1) The above amount pertains to the period from April 1, 2019, through March 31, 2020.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)			(Relevant public interest corporations, etc.)

Items	Overseas Agricultural Development Association			Supporting Organization of J.O.C.V.
Outline of operations

(1)   Proposal regarding effective undertaking of overseas agricultural development cooperation

(2)   Guidance and advice for overseas agricultural development cooperation by private-sector companies

(3)   Cooperation for activities by the government and private-sector companies regarding overseas agricultural development cooperation

(4)   Research and study regarding overseas agricultural development cooperation

(5)   Gathering and providing of information regarding overseas agricultural development cooperation

(6)   Carrying out of collaborative activities with community organizations regarding rural community promotion in Japan

(7)   Capacity building and securing of personnel who engage in rural community promotion in Japan

(8)   Activities for foreign technical intern training acceptance

(9)   Establishment and operation of necessary facilities for aforementioned activities

(10)  Other activities necessary to fulfill the aims of this organization

(1)   Activities for the diffusion of cooperation volunteers’ activities for awareness raising and for understanding promotion

(2)   Activities for promoting participation in cooperation volunteers

(3)   Activities for assisting cooperation volunteers’ local activities

(4)   Activities for leveraging cooperation volunteers’ experience for society

(5)   Social contribution projects based on collaboration with citizen volunteers

(6)   Activities for placement and staffing

(7)   Other activities necessary to achieve the objectives of this corporation

Name of officers	Number of officers: 9 President: Hidekazu Toyohara			Number of officers: 16 President: Yasuhiro Yamamoto Standing Director General: Kazuhisa Matsuoka (Former Senior Vice President of JICA)

Association chart on transactions between relevant public interest corporations and JICA
Overseas Agricultural Development Association
	JICA			JICA	Supporting Organization of J.O.C.V.

	(Operation Consignment)			(Operation Consignment)

Assets		27,281,902 yen			50,152,662 yen

Liabilities		26,041,879 yen			9,822,713 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		(7,459,632) yen			40,246,519 yen

Changes in general net assets

¡ Revenues	¡ Revenues			¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen		- Subsidy received, etc.	3,000,000 yen

- Other revenues	- Other revenues	138,989,440 yen		- Other revenues	114,812,429 yen

¡ Expenses	¡ Expenses	130,289,785 yen		¡ Expenses	117,728,999 yen

Changes in specified net assets

¡ Revenues	¡ Revenues			¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues	0 yen		- Other revenues	0 yen

¡ Expenses	¡ Expenses	0 yen		¡ Expenses	0 yen

Balance of net assets at the end of the fiscal year		1,240,023 yen			40,329,949 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-			-

Total revenues for the current period		-			-

Total expenditures for the current period		-			-

Net balance of revenues and expenditures for the current period		-			-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A			N/A

Details of receivables and payables to relevant public interest corporations	N/A			Accounts payable: 16,971,514 yen, Accounts receivable: N/A

Details of debt guarantee	N/A			N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	137,242,989 yen		Total operating revenues:	103,653,686 yen
	(Breakdown: JICA transactions	103,305,510 yen	75.3%)	(Breakdown: JICA transactions	92,265,294 yen	89.0%)
	Competitive contract	(0 yen	0.0%)	Competitive contract	(90,678,059 yen	98.3%)
	Planning competition and public selection	(103,305,510 yen	100.0%)	Planning competition and public selection	(0 yen	0.0%)
	Non-competitive negotiated contracts	(0 yen	0.0%)	Non-competitive negotiated contracts	(960,575 yen	1.0%)
	Other	(0 yen	0.0%)	Other	(626,660 yen	0.7%)

(Note 1) The above amount pertains to the period from April 1, 2019, through March 31,2020.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)			(Relevant public interest corporations, etc.)

Items	Japan and Overseas Forestry Consultants Associate			Tokachi Regional Activation Support Organization
Outline of operations

(1)  Survey regarding forest and forestry

(2)  Technical Development on Forest and Forestry

(3)  Operation on reforestation

(4)  Advice and guidance on forest and forestry

(5)  Training and seminar on forest and forestry

(6)  Collection of information on forest and forestry

(7)  Other activities necessary for the attainment of JOFCA objectives

(1)   Business about local problem solution

(2)   Business about activation of area

(3)   Business related to employee training, recruitment activities, and internships at local companies

(4)   Other business required to achieve the purpose of the corporation

Name of officers	Number of officers: 11 Representative Director: Fusho Ozawa			Number of officers: 11 Representative Director: Hideaki Yamamoto

Association chart on transactions between relevant public interest corporations and JICA
Japan and Overseas Forestry Consultants Associate
	JICA			JICA	Tokachi Regional Activation Support Organization

	(Operation Consignment)			(Operation Consignment)

Assets		168,076,725 yen			7,877,360 yen

Liabilities		129,089,704 yen			9,654,987 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		44,452,843 yen			(1,859,977) yen

Changes in general net assets

¡ Revenues	¡ Revenues			¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	5,050,000 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues	154,747,919 yen		- Other revenues	42,442,091 yen

¡ Expenses	¡ Expenses	165,263,741 yen		¡ Expenses	42,359,741 yen

Changes in specified net assets

¡ Revenues	¡ Revenues			¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues	0 yen		- Other revenues	0 yen

¡ Expenses	¡ Expenses	0 yen		¡ Expenses	0 yen

Balance of net assets at the end of the fiscal year		38,987,021 yen			(1,777,627) yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-			-

Total revenues for the current period		-			-

Total expenditures for the current period		-			-

Net balance of revenues and expenditures for the current period		-			-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A			N/A

Details of receivables and payables to relevant public interest corporations	N/A			N/A

Details of debt guarantee	N/A			N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	141,744,118 yen		Total operating revenues:	36,235,085 yen
	(Breakdown: JICA transactions	126,871,818 yen	89.5%)	(Breakdown: JICA transactions	28,677,978 yen	79.1%)
	Competitive contract	(0 yen	0.0%)	Competitive contract	(0 yen	0.0%)
	Planning competition and public selection	(126,871,818 yen	100.0%)	Planning competition and public selection	(23,078,686 yen	80.5%)
	Non-competitive negotiated contracts	(0 yen	0.0%)	Non-competitive negotiated contracts	(5,599,292 yen	19.5%)
	Other	(0 yen	0.0%)	Other	(0 yen	0.0%)

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Japan Forest Technology Association				Foundation for Advanced Studies on International Development
Outline of operations

(1)   Consideration and recommendations on forest policy based on scientific technology

(2)   Development and promotion of forest technology

(3)   Training and qualification of forest engineers

(4)   Academic encouragement and organization of seminars, etc.

(5)   Information collection, survey and research

(6)   Support for the preparation of forest management plans, land survey and design

(7)   Utilization and inspection of aerial photographs and satellite data

(8)   Forest certification

(9)   International cooperation and international exchange

(10)  Publication and sale of forestry equipment and instruments

(11)  Dispatch of forest engineers

(12)  Other activities necessary to achieve the purpose of our association

(1)   Cultivation of human resources for international development

(2)   Research and surveys for international development and assistance policy

(3)   Cooperation for advanced studies regarding international development

(4)   Technical cooperation projects overseas

(5)   Cooperation for private-sector business activities contributing to international development

(6)   Dissemination of information, edification, and publicity regarding international development

(7)   Activities in Japan drawing on insights from aforementioned activities

(8)   Other activities necessary to fulfill the aims of this foundation

Name of officers	Number of officers: 19 President: Takamasa Fukuda				Number of officers: 8 President: Tsuneo Sugishita

Association chart on transactions between relevant public interest corporations and JICA
		Japan Forest Technology Association					Foundation for Advanced Studies on International Development
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		2,520,742,571 yen					739,054,121 yen

Liabilities		1,411,034,459 yen					79,017,119 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		1,085,409,673 yen					684,351,583 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		1,000,000 yen

- Other revenues	- Other revenues	2,002,069,830 yen			- Other revenues		397,768,800 yen

¡ Expenses	¡ Expenses	1,977,771,391 yen			¡ Expenses		423,083,381 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		0 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		0 yen

Balance of net assets at the end of the fiscal year		1,109,708,112 yen					660,037,002 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 149,211,562 yen, Accounts receivable: N/A				Accounts payable: 121,732,328 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	1,830,934,662 yen			Total operating revenues:		391,712,861 yen
	(Breakdown: JICA transactions		532,625,086 yen	29.1%)	(Breakdown: JICA transactions			327,873,502 yen	83.7%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		531,289,692 yen	99.7%)	Planning competition and public selection	(		324,813,562 yen	99.1%)
	Non-competitive negotiated contracts (		1,335,394 yen	0.3%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Other (		0 yen	0.0%)	Other	(		3,059,940 yen	0.9%)

	(Note 1) The above amount pertains to the period from April 1, 2019, through March 31, 2020.				(Note 1) The above amount pertains to the period from April 1, 2019, through March 31, 2020.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	The Overseas Coastal Area Development Institute of Japan				Asia SEED
Outline of operations

(1)  Research and studies for projects

1. Research and studies on global coastal area development and international logistics

2. Cooperative projects related to coastal development and logistics overseas

(2)  International cooperation support activities

1. Transfer of Japanese technology concerning coastal development and logistics

2. Gathering and analyzing information on global coastal development and international logistics

(3)  International exchange and publicity

1. Promotion of international relations with overseas researchers and experts on coastal development and logistics

2. Organizing of study sessions and lectures and publications on global coastal development and international logistics

3. Joint research on global coastal development and international logistics with domestic and overseas institutions

(4)  Other activities necessary for fulfilling the aims of the Center

(1)   Activities for promoting social education

(2)   Activities for promoting development of communities

(3)   Activities for promoting science, culture, arts or sports

(4)   Activities for preserving the environment

(5)   Activities of international cooperation;

(6)   Activities for developing an information society

(7)   Activities for promoting science and technology

(8)   Activities for vitalizing economy

(9)   Activities for supporting the development of professional skills or the expansion of employment opportunities

(10)  Activities for doing liaison work, or for providing advice or assistance for the operations

Name of officers	Number of officers: 8 Chairman: Koichi Miyake				Number of officers: 15 Chairman: Masahiro Hamano

Association chart on transactions between relevant public interest corporations and JICA
The Overseas Coastal Area Development Institute of Japan
	JICA				JICA		Asia SEED

		(Operation Consignment)				(Operation Consignment)

Assets		1,815,168,351 yen					322,682,125 yen

Liabilities		73,743,507 yen					62,073,455 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		1,667,642,828 yen					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		-

- Other revenues	- Other revenues	590,517,170 yen			- Other revenues		-

¡ Expenses	¡ Expenses	516,735,154 yen			¡ Expenses		-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		-

- Other revenues	- Other revenues	0 yen			- Other revenues		-

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		-

Balance of net assets at the end of the fiscal year		1,741,424,844 yen					260,608,670 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					248,843,692 yen

Total revenues for the current period		-					205,893,860 yen

Total expenditures for the current period		-					194,128,882 yen

Net balance of revenues and expenditures for the current period		-					11,764,978 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 149,350,410 yen, Accounts receivable: N/A				Accounts payable: 39,900,300 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	577,897,113 yen			Total operating revenues:		205,857,615 yen
	(Breakdown: JICA transactions		320,984,832 yen	55.5%)	(Breakdown: JICA transactions			79,553,385 yen	38.6%)
	Competitive contract (		9,447,895 yen	2.9%)	Competitive contract	(		69,010,465 yen	86.7%)
	Planning competition and public selection (		274,390,459 yen	85.5%)	Planning competition and public selection	(		10,542,920 yen	13.3%)
	Non-competitive negotiated contracts (		37,146,478 yen	11.6%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Other (		0 yen	0.0%)	Others	(		0 yen	0.0%)

(Note 1)  The above amount pertains to the period from April 1, 2019, through March 31, 2020.

(Note 2)  Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)
Items	International Farmers Participation Technical Net-work
Outline of operations

(1)   Activities regarding international cooperation

1.  As support for small-scale farmers, development of appropriate technologies regarding upland crop, rice cultivation, vegetable cultivation, improvement of agricultural instruments, and irrigation

2.  Gathering and providing information on agricultural technology for small-scale farmers

3.  Survey of situations of local agriculture, and research and development for appropriate technologies

4.  Capacity building of local residents and technological support

5.  Training in Japan as well as at operation site

6.  Support through dispatching experts

(2)   Activities related to revitalization of economic activities

1.  Cooperation for participatory rural development through appropriate agricultural technology

2.  Cooperation for farmers to participate in local agricultural cooperatives, etc.

3.  Cooperation for training of appropriate agricultural technology for local farmers

(3)   Activities related to promotion of learning

1.  Development, research, and study of appropriate technology for local small-scale farmers

2.  Exchange with Japanese farmers, students and experts engaging in international cooperation

3.  Support and cooperation to universities and research institutions

Name of officers

Number of officers: 7

President: Hai Sakurai

Director: Kazuo Nagai

(Former Director General of the Tsukuba Center of JICA)

Director: Yoshihiko Nishimura

(Former Deputy Director of the Tsukuba Center of JICA)

Auditor: Kaoru Iwasaki

(Former Chief Representative of JICA Syria office)

Association chart on transactions between relevant public interest corporations and JICA
International Farmers Participation Technical Net-work
JICA

(Operation Consignment)

Assets		27,439,607 yen

Liabilities		11,867,715 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		-

Changes in general net assets

¡ Revenues	¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-

- Other revenues	- Other revenues	-

¡ Expenses	¡ Expenses	-

Changes in specified net assets

¡ Revenues	¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-

- Other revenues	- Other revenues	-

¡ Expenses	¡ Expenses	-

Balance of net assets at the end of the fiscal year		15,571,892 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		17,050,068 yen

Total revenues for the current period		32,812,221 yen

Total expenditures for the current period		34,290,397 yen

Net balance of revenues and expenditures for the current period		(1,478,176) yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 8,472,571 yen, Accounts receivable: N/A

Details of debt guarantee	N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	29,491,295 yen
	(Breakdown: JICA transactions		29,092,340 yen	98.6%)
	Competitive contract (		0 yen	0.0%)
	Planning competition and public selection (		28,769,772 yen	98.9%)
	Non-competitive negotiated contracts (		0 yen	0.0%)
	Other (		322,568 yen	1.1%)

(Note) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

Independent Auditor’s Report

Mr. Shinichi Kitaoka, President

Japan International Cooperation Agency

Opinion

We have audited the accompanying financial statements of the finance and investment account of Japan International Cooperation Agency (the Agency), which comprise the balance sheet as at March 31, 2021, and the statements of administrative service operation cost, income, changes in net assets, and cash flows for the year then ended, and a summary of significant accounting policies and notes to the financial statements, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations) .

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the finance and investment account of the Agency as at March 31, 2021, and its financial performance and its cash flows for the year then ended in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

Basis for Opinion

We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Agency in accordance with the ethical requirements that are relevant to our audit of the financial statements in Japan, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Responsibilities of President, the Agency Auditor for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, and for such internal control as president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

The Agency Auditor is responsible for overseeing the Agency’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, or illegal acts, and to issue an auditor’s report that includes our opinion. Misstatements can arise from fraud or error, or illegal acts, and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion.

•

Consider internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances for our risk assessments, while the purpose of the audit of the financial statements is not expressing an opinion on the effectiveness of the Agency’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by president.

•

Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

•

Plan and conduct audit with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

We communicate with the Agency Auditor regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide the Agency Auditor with a statement that we have complied with the ethical requirements regarding independence that are relevant to our audit of the financial statements in Japan, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

Interest Required to Be Disclosed by the Certified Public Accountants Act of Japan

Our firm and its designated engagement partners do not have any interest in the Agency which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act of Japan.

Ernst & Young ShinNihon LLC
Tokyo, Japan

June 18, 2021

/s/ Motoki Nagao
Motoki Nagao
Designated Engagement Partner
Certified Public Accountant

/s/ Takuya Kodama
Takuya Kodama
Designated Engagement Partner
Certified Public Accountant

/s/ Kazuya Hosono
Kazuya Hosono
Designated Engagement Partner
Certified Public Accountant

Balance Sheet

(as of March 31, 2021)

Finance and Investment Account				(Unit: Yen)

Assets
I Current assets
Cash and deposits		220,490,351,756
Loans	13,341,709,724,403
Allowance for loan losses	(176,362,554,433)	13,165,347,169,970

Advance payments		14,593,509,164
Prepaid expenses		24,505,557
Accrued income
Accrued interest on loans	32,928,016,163
Accrued commitment charges	310,732,667
Accrued interest	629,501	33,239,378,331

Accounts receivable		931,733,141
Goods in transit		9,200,338
Suspense payments		1,042,137
Advances paid		252,783
Short-term guarantee deposits		10,303,000,000
Derivatives		330,879,149

Total current assets			13,445,271,022,326

II Non-current assets
1 Tangible assets
Buildings	4,086,985,275
Accumulated depreciation	(1,343,663,861)
Accumulated impairment losses	(664,850,656)	2,078,470,758

Structures	98,256,953
Accumulated depreciation	(34,951,348)
Accumulated impairment losses	(11,670,468)	51,635,137

Machinery and equipment	200,923,736
Accumulated depreciation	(79,380,291)
Accumulated impairment losses	(102,287,680)	19,255,765

Vehicles	588,241,740
Accumulated depreciation	(313,114,564)	275,127,176

Tools, furniture, and fixtures	331,486,219
Accumulated depreciation	(206,675,789)	124,810,430

Land	12,703,270,000
Accumulated impairment losses	(6,091,196,973)	6,612,073,027

Construction in progress		3,528,634

Total tangible assets		9,164,900,927
2 Intangible assets
Trademark rights		164,133
Software		4,174,770,369
Software in progress		840,974,714

Total intangible assets		5,015,909,216
3 Investments and other assets
Investment securities		6,644,809,096
Shares of affiliated companies		76,088,813,760
Money held in trust		60,952,968,634
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(87,062,884,239)	0

Long-term prepaid expenses		5,356,202
Long-term guarantee deposits		682,576,867

Total investments and other assets		144,374,524,559

Total non-current assets			158,555,334,702

Total assets				13,603,826,357,028

Liabilities
I Current liabilities
Current portion of bonds		10,000,000,000
Current portion of borrowings from government fund for Fiscal Investment and Loan Program		104,069,412,000
Accounts payable		6,494,601,195
Accrued expenses		5,220,227,342
Derivatives		10,835,718,253
Lease obligations		19,742,168
Deposits received		5,920,629,144
Unearned revenue		63,503,629
Provisions
Provision for bonuses	340,773,166
Provision for contingent losses	2,889,391,466	3,230,164,632

Suspense receipts		447,165,549

Total current liabilities			146,301,163,912

II Non-current liabilities
Bonds		898,210,600,000
Discounts on bonds payable		(491,968,177)
Borrowings from government fund for Fiscal Investment and Loan Program		2,518,682,574,000
Long-term lease obligations		25,566,258
Long-term deposits received		6,256,934,391
Provision for retirement benefits		3,840,857,382
Asset retirement obligations		105,610,150

Total non-current liabilities			3,426,630,174,004

Total liabilities				3,572,931,337,916

Net assets
I Capital

Government investment		8,202,167,840,510

Total capital			8,202,167,840,510

II Retained earnings
Reserve fund		1,799,525,577,448
Unappropriated income for the current fiscal year		33,007,576,003

[Total income for the current fiscal year]		[33,007,576,003]
Total retained earnings			1,832,533,153,451

III Valuation and translation adjustments
Valuation difference on shares of affiliated companies		28,561,015,486
Valuation difference on available-for-sale securities		3,057,549,606
Deferred gains or losses on hedges		(35,424,539,941)

Total valuation and translation adjustments			(3,805,974,849)

Total net assets				10,030,895,019,112

Total liabilities and net assets				13,603,826,357,028

Statement of Administrative Service Operation Cost

(April 1, 2020–March 31, 2021)

Finance and Investment Account

		(Unit: Yen)

I Expenses in the statement of income
Expenses related to operations of cooperation through finance and investment	101,059,986,208
Extraordinary losses	4,398,721

Total expenses in the statement of income		101,064,384,929

II Administrative service operation cost		101,064,384,929

Statement of Income

(April 1, 2020–March 31, 2021)

Finance and Investment Account

			(Unit: Yen)
Ordinary expenses
Expenses related to operations of cooperation through finance and investment
Interest on bonds and notes	8,396,119,897
Interest on borrowings	12,542,487,529
Interest on interest rate swaps	5,678,688,163
Other interest expenses	100,419,436
Operations outsourcing expenses	17,584,612,927
Bond issuance cost	558,186,305
Personnel expenses	4,058,750,471
Provision for bonuses	340,773,166
Retirement benefit expenses	15,469,364
Operating and administrative expenses	11,608,144,594
Depreciation	1,944,557,729
Taxes	95,451,492
Loss on liquidation of investment securities	9,114,540
Loss on valuation of investment securities	462,060,825
Loss on valuation of shares of affiliated companies	118,208,022
Interest expenses	(1,409)
Provision for allowance for loan losses	34,309,800,450
Provision for contingent losses	846,513,534
Other operating expenses	2,390,581,173
Other ordinary expenses	48,000	101,059,986,208

Total ordinary expenses			101,059,986,208

Ordinary revenues
Revenues from operations of cooperation through finance and investment
Interest on loans	122,933,576,248
Dividends on investments	4,328,962,868
Commissions	3,118,894,321
Foreign exchange gains	1,049,973,350
Gain on investment in money held in trust	1,597,180,122
Other ordinary revenues	327,310,669	133,355,897,578

Financial revenues
Interest income	27,423,802	27,423,802

Miscellaneous income		686,411,740

Total ordinary revenues			134,069,733,120

Ordinary income			33,009,746,912

Extraordinary losses
Loss on disposal of non-current assets		4,056,174
Loss on sales of non-current assets		342,547	4,398,721

Extraordinary income
Gain on sales of non-current assets		2,227,812	2,227,812

Net income			33,007,576,003

Total income for the current fiscal year			33,007,576,003

Statement of Changes in Net Assets

(April 1, 2020-March 31, 2021)

Finance and Investment Account

											(Unit:Yen)
	I Capital		II Retained earnings (Loss carried forward)					III Valuation and translation adjustments			Total net assets
	Government investment	Total capital	Reserve fund	Unappropriated income for the current fiscal year (Unappropriated loss for the current fiscal year)		Total retained earnings (Loss carried forward)	Valuation difference on shares of affiliated companies	Valuation difference on available-for-sale securities	Deferred gains or losses on hedges	Total valuation and translation adjustments
					Total income for the current fiscal year (Total loss for the current fiscal year)
Balance at the beginning of the fiscal year	8,150,727,840,510	8,150,727,840,510	1,703,880,995,457	95,644,581,991	—	1,799,525,577,448	—	6,492,694,355	(41,466,809,061)	(34,974,114,706)	9,915,279,303,252
Changes during the period
I Changes in capital during the period
Receipts of investment	51,440,000,000	51,440,000,000									51,440,000,000
II Changes in retained earnings (Loss carried forward) during the period
(1) Appropriation of income or loss
Increase in reserve fund derived from profit appropriation			95,644,581,991	(95,644,581,991)	—	—					—
(2) Others
Net income (Net loss)				33,007,576,003	33,007,576,003	33,007,576,003					33,007,576,003
III Changes in valuation and translation adjustments during the period							28,561,015,486	(3,435,144,749)	6,042,269,120	31,168,139,857	31,168,139,857
Total changes during the period	51,440,000,000	51,440,000,000	95,644,581,991	(62,637,005,988)	33,007,576,003	33,007,576,003	28,561,015,486	(3,435,144,749)	6,042,269,120	31,168,139,857	115,615,715,860
Balance at the end of the fiscal year	8,202,167,840,510	8,202,167,840,510	1,799,525,577,448	33,007,576,003	33,007,576,003	1,832,533,153,451	28,561,015,486	3,057,549,606	(35,424,539,941)	(3,805,974,849)	10,030,895,019,112

Statement of Cash Flows

(April 1, 2020–March 31, 2021)

Finance and Investment Account

(Unit: Yen)
I. Cash flows from operating activities
Payments for loans	(1,413,623,262,243)
Repayments of borrowings from the private sector	(10,284,892,800)
Repayments of borrowings from government fund for Fiscal Investment and Loan Program	(113,930,372,000)
Interest expenses paid	(24,384,625,423)
Payments for personnel expenses	(4,799,796,510)
Payments for other operations	(47,572,930,656)
Proceeds from collection of loans	696,164,269,295
Proceeds from borrowings from the private sector	10,439,784,000
Proceeds from borrowings from government fund for Fiscal Investment and Loan Program	667,500,000,000
Proceeds from issuance of bonds	112,936,944,115
Proceeds from interest on loans	111,119,384,588
Proceeds from commissions	3,340,447,622
Proceeds from other operations	12,264,966,522

Subtotal	(830,083,490)
Interest and dividend income received	4,401,357,499

Net cash provided by operating activities	3,571,274,009

II. Cash flows from investing activities
Payments for purchase of non-current assets	(1,049,410,295)
Proceeds from sales of non-current assets	7,085,798
Payments for purchase of investment securities	(3,164,042,002)
Proceeds from sales and redemption of investment securities	82,589,936
Payments for purchase of shares of affiliated companies	(928,240,456)
Payments for increase of money held in trust	(16,516,100,274)
Proceeds from decrease of money held in trust	6,377,901,033
Payments into time deposits	(45,065,171,000)
Proceeds from time deposit refund	50,367,998,000

Net cash used in investing activities	(9,887,389,260)

III. Cash flows from financing activities
Repayments of lease obligations	(148,773,421)
Receipts of government investment	51,440,000,000

Net cash provided by financing activities	51,291,226,579

IV. Effect of exchange rate fluctuation on funds	(42,736,061)
V. Net increase (decrease) in funds	44,932,375,267
VI. Funds at the beginning of the fiscal year	175,557,976,489

VII. Funds at the end of the fiscal year	220,490,351,756

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

Finance and Investment Account

Effective the year ended March 31, 2021, JICA adopted the “Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (February 16, 2000 (Revised March 26, 2020), and the “Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (August 2000 (Last revised June 2020)).

1.	Depreciation method

(1)	Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	2–50 years
Structures:	2–46 years
Machinery and equipment:	2–17 years
Vehicles:	2–6 years
Tools, furniture, and fixtures:	2–15 years

(2)	Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3)	Lease assets

Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

2.	Provision for bonuses

The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current fiscal year.

3.	Provision for retirement benefits

The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the fiscal year ended March 31, 2021. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs is as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

4.	Basis and standard for the accrual of allowance and loss contingencies

(1)	Allowance for loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance of loan claims after the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees, or the same amount is written off directly. The allowance for claims on debtors who are not legally bankrupt, but are likely to become bankrupt (“Potentially bankrupt borrowers”) is provided based on an overall assessment of the solvency of the debtors after the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees, or the same amount is written off directly. There were no write-offs from the above-mentioned outstanding balance of loan claims for the fiscal year ended March 31, 2021.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers, and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past. The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situation of these countries.

All claims are assessed initially by the operational departments (including regional departments) based on internal rules for self-assessment of asset quality and an allowance is provided based on the results of the assessments. In addition, these self-assessments results are reviewed by the internal audit department, which is independent from the operational departments.

(2)	Provision for contingent losses

Provision for contingent losses is provided to prepare for the occurrence of contingent losses for a portion of the undisbursed balance of loan commitments, which JICA is absolutely obligated to extend. The amount of the provision is estimated based on the possibility of losses in the future.

5.	Standard and method for the valuation of securities

(1)	Shares of affiliated companies

Shares of affiliated companies are recognized at an amount equivalent to JICA’s percentage share of the net assets of such companies based upon the most recent financial statements.

If the acquisition cost based on the moving average method exceeds the fair value, the difference between the acquisition cost and the fair value is treated as a loss for the fiscal year and recorded in Statement of Income. If the fair value exceeds the acquisition cost based on the moving average method, the difference between the acquisition cost and the fair value is included directly in Net assets.

(2)	Other investment securities

[1]	Securities whose fair value can be readily determined

Such investment securities are stated at fair value with changes in net unrealized gains or losses included directly in Valuation and translation adjustments of Net assets. Cost of securities sold is determined by the moving average method.

[2]	Securities whose fair value cannot be readily determined

Such investment securities are carried at cost based on the moving average method. Cost of securities sold is determined by the moving average method.

Investments in limited partnerships and other similar partnerships, which are regarded as securities under Article 2, Clause 2 of the Japanese Financial Instruments and Exchange Law, Act No. 25 of 1948, are recognized at an amount equivalent to JICA’s percentage share of the net assets of such partnerships, based upon the most recent financial statements available depending on the report date stipulated in the partnership agreement.

(3)	Securities held as trust assets in money-held-in trust account

The securities are valued in the same way as (2) above.

(Change in Accounting Policies)

In the previous fiscal years, shares of affiliated companies were stated at cost, determined using the moving average method. (However, when the amount corresponding to the equity holding has fallen below the cost at acquisition, the amount corresponding to the equity holding was used.)

Pursuant to the revision of Accounting Standards for Incorporated Administrative Agencies, shares of affiliated companies are recognized at an amount equivalent to JICA’s percentage share of the net assets of such companies based upon the most recent financial statements.

The differences between the acquisition cost and the fair value are recorded either in the Statement of Income or directly in Net assets.

There is no impact on profit or loss due to this revision.

6.	Standard and method for the valuation of derivative transactions

All derivative financial instruments are carried at fair value.

7.	Method for amortization of discount on bonds payable

Discount on bonds payable is amortized over the duration of the bonds.

8.	Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen mainly at the spot exchange rate at the balance sheet date. Exchange differences are recognized in profit or loss.

9.	Method of hedge accounting

(1)	Method of hedge accounting

Interest rate swaps are accounted for using the deferral hedge accounting method or the exceptional accrual method. Currency swaps are accounted for by the assignment method.

(2)	Hedging instruments and hedged items

[1]	Hedging instruments...Interest rate swaps

Hedged items...Loans and foreign currency bonds

[2]	Hedging instruments...Currency swaps

Hedged items...Foreign currency loans and foreign currency bonds

(3)	Hedging policy

JICA enters into interest rate swaps or currency swaps for the purpose of hedging interest rate or currency fluctuation risks.

(4)	Method of evaluation of hedge effectiveness

Hedges that offset market fluctuations of loans are assessed based on discrepancies with regard to maturity and notional principal and others between hedged loans and hedging instruments.

As for interest rate swaps that satisfy the requirements of the exceptional accrual method and currency swaps that satisfy the requirements of the assignment method, JICA is not required to periodically evaluate hedge effectiveness.

10.	Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

Notes to the financial statements

Finance and Investment Account

(Balance Sheet)

1. Joint obligations

JICA is jointly liable for obligations arising from the following bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation:

Fiscal Investment and Loan Program (FILP) Agency Bonds	¥20,000,000,000

2. Financial assets received as collateral

The fair value of financial assets received as collateral at JICA’s disposal was ¥4,803,421,200.

3. Undisbursed balance of loan commitments

Most of JICA’s loans are long term. Ordinarily, when receiving a request for disbursement of a loan from a borrower, corresponding to the intended use of funds as stipulated by the loan agreement, and upon confirming the fulfillment of conditions prescribed under the loan agreement, JICA promises to loan a certain amount of funds within a certain range of the amount required by the borrower, with an outstanding balance within the limit of loan commitments. The undisbursed balance of loan commitments as of March 31, 2021 was ¥7,272,140,180,942.

(Statement of Administrative Service Operation Cost)

1. Cost being borne by the public for the operation of Incorporated Administrative Agency

Administrative service operation cost	¥101,064,384,929
Self-revenues, etc.	¥(134,071,960,932)
Opportunity cost	¥9,816,466,635

Cost being borne by the public for
the operation of Incorporated Administrative Agency	¥(23,191,109,368)

2. Method for computing opportunity cost

(1)	Interest rate used to compute opportunity cost concerning government investment

0.120% with reference to the yield of 10-year fixed-rate Japanese government bonds at March 31, 2021.

(2)	Method for computing opportunity cost for public officers temporarily transferred to JICA

Of the estimated increase in retirement allowance during service rendered in JICA, costs are calculated in accordance with JICA’s internal rules.

(Statement of Cash Flows)

The funds shown in the statement of cash flows are deposit accounts and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2021)

Cash and deposits	¥220,490,351,756
Time deposits	¥0

Ending balance of funds	¥220,490,351,756

2. Description of significant non-cash transactions

(1) Assets acquired under finance leases
Tools, furniture, and fixtures	¥6,821,112
(2) Additional asset retirement obligations

  Additional asset retirement obligations were recorded in the current fiscal year.

  As a result, the increase in assets and liabilities is as follows:

Buildings	¥35,237,409
Asset retirement obligations	¥35,237,409

(Financial instruments)

1. Status of financial instruments

(1)	Policy regarding financial instruments

The Finance and Investment Account undertakes financial cooperation operations by providing debt and equity financing. In undertaking these operations, it raises funds by borrowing from the Japanese Government under the FILP, borrowing from financial institutions, issuing bonds, and receiving capital investment from the Japanese Government. From the perspective of asset-liability management (ALM), derivative transactions are entered into for mitigating the adverse impact caused by interest rate and foreign exchange fluctuations.

(2)	Details of financial instruments and related risks

The financial assets held in the Finance and Investment Account are loans mainly to the Developing Area, and are exposed to credit risk attributed to defaults by its borrowers and interest rate risk. Securities, investment securities, shares of affiliated companies and money held in trust are held for policy-oriented purposes, and are exposed to credit risk of issuers and others, interest rate risk, and market price volatility risk.

Borrowings and bonds are exposed to liquidity risk as their payments or repayments cannot be duly serviced in such a situation where the account is unable to have access to markets for certain reasons.

In addition to the above, foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk.

(3)	Risk management system for financial instruments

[1]	Credit risk management

The Finance and Investment Account has established and operates a system for credit management. This system encompasses credit appraisal, credit limit setting, credit information monitoring, internal rating, guarantee and collateral setting, problem loan management, etc., in accordance with integrated risk management rules and various credit risk-monitoring rules. This credit management is carried out by the operational departments (including region department), in addition to the Credit Risk Analysis and Environmental Review Department and General Affairs Department. Additionally, the Risk Management Committee of the Finance and Investment Account and Board Meeting convene on a regular basis for the purpose of deliberating or reporting. Moreover, the Office of Audit monitors the status of credit management.

The credit risks of issuers of investment securities and shares of affiliated companies and trustees of money held in trust are monitored by the Private Sector Partnership and Finance Department, which regularly confirms their credit information, etc.

Counterparty risk in derivative transactions is monitored by regularly confirming the exposure and credit standing of counterparties and by securing collateral as necessary.

[2]	Market risk management

(i)	Interest rate risk management

Interest rates are determined in accordance with the methods prescribed by laws or statements of operational procedures. Interest rate swap transactions are conducted to hedge against the risk of interest rate fluctuations in light of their possible adverse impact.

(ii)	Foreign exchange risk management

Foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk; as such, foreign currency claims are funded by foreign currency liabilities, and currency swaps and other approaches are employed to avert or reduce foreign exchange risk.

(iii)	Price volatility risk management

Stocks and other securities that are held for policy-oriented purposes are monitored for changes in value affected by the market environment or financial condition of the companies, exchange rates, and other factors.

This information is reported on a regular basis to the Risk Management Committee of the Finance and Investment Account and Board Meeting.

[3]	Liquidity risk management related to fund raising

The Finance and Investment Account prepares a funding plan and executes fund raising based on the government-affiliated agencies’ budgets, as resolved by the National Diet of Japan.

[4]	Derivative transaction management

Pursuant to rules concerning swaps, derivative transactions are implemented and managed by separating the sections related to execution of transactions, assessment of hedge effectiveness, and logistics management based on a mechanism with an established internal system of checks and balances.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

(Unit: Yen)

	Balance sheet amount*1	Fair value	Difference
(1) Loans	13,341,709,724,403
Allowance for loan losses	(176,362,554,433)
	13,165,347,169,970	13,641,596,750,199	476,249,580,229
(2) Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(87,062,884,239)
	—	—	—
(3) Borrowings from government fund for FILP (including current portion of borrowings)	(2,622,751,986,000)	(2,658,216,055,917)	35,464,069,917
(4) Bonds (including current portion of bonds)	(908,210,600,000)	(952,564,773,087)	44,354,173,087
(5) Derivative transactions*2
Derivative transactions not qualifying for hedge accounting	(2,553,663,459)	(2,553,663,459)	—
Derivative transactions qualifying for hedge accounting	(7,951,175,645)	(7,951,175,645)	—
	(10,504,839,104)	(10,504,839,104)	—

*1 Liabilities are shown in parentheses (    ).

*2 Derivatives transactions recorded in Assets and Liabilities are netted, these derivatives after netting are presented above. The figures in parentheses (    ) indicate net liabilities.

(Note 1) Method for calculating fair values of financial instruments

[1]	Loans

The fair values of loans with floating interest rates are calculated at their book values, as policy interest rates (bank rates) are immediately reflected in their floating interest rates, and therefore, fair value approximates book value. On the other hand, fair values of loans with fixed interest rates are calculated by discounting the total amount of the principal and interest using a rate that combines a risk-free rate with the respective borrowers’ credit risk. As for hedged loans for which the assignment method is applied, the fair value of such currency swaps is applied.

[2]	Claims probable in bankruptcy, claims probable in rehabilitation, and other

Regarding claims probable in bankruptcy, claims probable in rehabilitation, and other, the estimated uncollectible amount is calculated based on the expected recoverable amount through collateral and guarantees. Therefore, fair value approximates the balance sheet amount, less the current estimated uncollectible amount, and hence is calculated accordingly.

[3]	Borrowings from government fund for FILP (including current portion of borrowings)

The fair value of borrowings from government fund for FILP (including current portion of borrowings) is calculated by discounting the total amount of principal and interest using interest rates expected to be applied to new borrowings for the same total amount.

[4]	Bonds (including current portion of bonds)

The fair value of bonds (including current portion of bonds) is determined using market observable prices if available. For bonds without market observable prices, the fair values are calculated by discounting contractual cash flows at the risk free rate. As for hedged bonds for which the exceptional accrual method and assignment method are applied, the fair value of such interest rate swaps and currency swaps is applied.

[5]	Derivative transactions

Derivative transactions are interest rate-related transactions (interest rate swaps), and fair values are based on discounted present values. Interest rate swaps for which the exceptional accrual method is applied and currency swaps for which the assignment method is applied are accounted for together with the corresponding loan or bond. The fair value of these hedging instruments is included in the fair value of the underlying loans or bonds.

(Note 2)	The following are financial instruments whose fair values are deemed to be extremely difficult to determine. They are not included in the fair value information of financial instruments.

(Unit: Yen)
Balance sheet amount
Investment securities *1	6,644,809,096
Shares of affiliated companies *1	76,088,813,760
Money held in trust *2	60,952,968,634
Undisbursed balance of loan commitments *3	0

*1 These financial instruments have no market prices, and the calculation of their fair values is deemed to be impractical.

*2 The money held in trust is composed of the assets in the trust for which it is difficult to determine the fair value.

*3 The fair values of the undisbursed balances of loan commitments are deemed to be extremely difficult to determine. The main reason is the difficulty of reasonably estimating future extensions of loans, because of the extremely diverse range of implementation formats for projects in the Developing Area where these loans are provided.

(Money held in trust)

1. Money held in trust for the purpose of investment

Not applicable.

2. Money held in trust for the purpose of investment and held-to-maturity

Not applicable.

3. Other (other than for the purpose of investment and held-to-maturity)

					(Unit: Yen)
	Balance sheet amount	Acquisition cost	Difference	The amount by which the balance sheet amount exceeds the acquisition cost	The amount by which the balance sheet amount does not exceed the acquisition cost
Money held in trust for others	60,952,968,634	53,856,137,974	7,096,830,660	7,096,830,660	0

(Note) “The amount by which the balance sheet amount exceeds the acquisition cost” and “The amount by which the balance sheet amount does not exceed the acquisition cost” are the breakdown of “Difference”.

(Retirement benefits)

1.	Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2.	Defined benefit pension plan
(1)	The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the fiscal year	6,495,427,271

Current service cost	273,328,292

Interest cost	33,582,100

Actuarial differences	99,278,855

Retirement benefit paid	(376,713,019)

Past service cost	0

Contribution by employees	16,293,328

Retirement benefit obligation at the end of the fiscal year	6,541,196,827

(2)	The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the fiscal year	2,269,775,603

Expected return on plan assets	45,395,512
Actuarial differences	357,754,384
Contribution by the company	109,430,168
Retirement benefit paid	(98,309,550)
Contribution by employees	16,293,328

Plan assets at the end of the fiscal year	2,700,339,445

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	2,868,131,662
Plan assets	(2,700,339,445)

Unfunded benefit obligations of funded pension plan	167,792,217
Unfunded benefit obligations of unfunded pension plan	3,673,065,165

Subtotal	3,840,857,382
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	3,840,857,382

Provision for retirement benefits	3,840,857,382
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	3,840,857,382

(4)	Components of retirement benefit expenses

(Unit: Yen)

Current service cost	273,328,292
Interest cost	33,582,100
Expected return on plan assets	(45,395,512)
Realized actuarial differences	(258,475,529)
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	3,039,351

(5)	Major components of plan assets

Percentages of components to the total are as follows:

Bonds	28%
Stocks	44%
General account of life insurance company	17%
Others	11%

Total	100%

(6)	Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition, etc.

(7)	Assumptions used

Principal assumptions used in actuarial calculations at the end of the fiscal year

Discount rate	Defined benefit corporate pension plan	0.23%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		2.00%

3.	Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥12,430,013.

(Lease transactions)

Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥129,367

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥0

(Asset retirement obligations)

1.	Overview of asset retirement obligations

In accordance with a building lease agreement, JICA has the obligation to restore the head office building to its original state. Restoration costs are reasonably estimated and recognized as asset retirement obligations.

2.	Amount and calculation method of asset retirement obligations

The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate between (0.048)% and 0.529%.

3.	Changes in the total amount of asset retirement obligations in the current fiscal year

(Unit: Yen)

Balance at the beginning of the fiscal year	70,374,150

Increase related to acquisition of tangible assets	35,237,409

Adjustment resulting from passage of time	(1,409)

Decrease due to settlement of asset retirement obligations	—

Balance at the end of the fiscal year	105,610,150

(Additional information)

With regard to the impact of COVID-19 pandemic, allowance for loan losses of ¥263,425 million and provision for contingent losses of ¥2,889 million were recorded based on the circumstances of each debtor and based on the assumption that the economy will gradually recover from next year with additional fiscal stimulus and progress in vaccination.

These assumptions are consistent with the baseline scenario of the World Economic Outlook (WEO) announced by the International Monetary Fund (IMF) in April 2021. Since the situation related to COVID-19 is expected to remain highly uncertain worldwide, JICA may need to increase the allowance for loan losses and provision for contingent losses in subsequent fiscal years if, for example, the debtors’ credit rating deteriorates beyond current expectations over the medium to long term.

(Significant contractual liabilities)

Contract liabilities JICA is obliged to pay during the next fiscal year and thereafter are ¥6,268,972,140.

(Significant subsequent events)

N/A

The Accompanying Supplementary Schedules

Finance and Investment Account

(1) Details of acquisition and disposal of non-current assets, depreciation, and accumulated impairment losses

												(Unit: Yen)

Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment losses			Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment losses during the period	Impairment losses not included in expenses

Tangible assets (Depreciation included in expenses)	Buildings	4,030,423,078	65,240,968	8,678,771	4,086,985,275	1,343,663,861	120,688,015	664,850,656	0	0	2,078,470,758
	Structures	98,256,953	0	0	98,256,953	34,951,348	4,925,597	11,670,468	0	0	51,635,137
	Machinery and equipment	199,154,780	1,768,956	0	200,923,736	79,380,291	3,892,296	102,287,680	0	0	19,255,765
	Vehicles	551,924,127	52,996,250	16,678,637	588,241,740	313,114,564	62,148,051	0	0	0	275,127,176
	Tools, furniture, and fixtures	779,093,874	21,808,517	469,416,172	331,486,219	206,675,789	152,700,561	0	0	0	124,810,430
	Total	5,658,852,812	141,814,691	494,773,580	5,305,893,923	1,977,785,853	344,354,520	778,808,804	0	0	2,549,299,266

Tangible assets (Non-depreciable assets)	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	0	6,612,073,027
	Construction in progress	321,626	3,528,634	321,626	3,528,634	0	0	0	0	0	3,528,634
	Total	12,703,591,626	3,528,634	321,626	12,706,798,634	0	0	6,091,196,973	0	0	6,615,601,661

Total tangible assets	Buildings	4,030,423,078	65,240,968	8,678,771	4,086,985,275	1,343,663,861	120,688,015	664,850,656	0	0	2,078,470,758
	Structures	98,256,953	0	0	98,256,953	34,951,348	4,925,597	11,670,468	0	0	51,635,137
	Machinery and equipment	199,154,780	1,768,956	0	200,923,736	79,380,291	3,892,296	102,287,680	0	0	19,255,765
	Vehicles	551,924,127	52,996,250	16,678,637	588,241,740	313,114,564	62,148,051	0	0	0	275,127,176
	Tools, furniture, and fixtures	779,093,874	21,808,517	469,416,172	331,486,219	206,675,789	152,700,561	0	0	0	124,810,430
	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	0	6,612,073,027
	Construction in progress	321,626	3,528,634	321,626	3,528,634	0	0	0	0	0	3,528,634
	Total	18,362,444,438	145,343,325	495,095,206	18,012,692,557	1,977,785,853	344,354,520	6,870,005,777	0	0	9,164,900,927

Intangible assets (Depreciation included in expenses)	Trademark rights	731,316	0	0	731,316	567,183	59,685	0	0	0	164,133
	Software	7,950,951,806	475,295,035	0	8,426,246,841	4,251,476,472	1,600,143,524	0	0	0	4,174,770,369
	Total	7,951,683,122	475,295,035	0	8,426,978,157	4,252,043,655	1,600,203,209	0	0	0	4,174,934,502

Intangible assets (Non-depreciable assets)	Software in progress	355,029,191	584,775,719	98,830,196	840,974,714	0	0	0	0	0	840,974,714
	Total	355,029,191	584,775,719	98,830,196	840,974,714	0	0	0	0	0	840,974,714

Total intangible assets	Trademark rights	731,316	0	0	731,316	567,183	59,685	0	0	0	164,133
	Software	7,950,951,806	475,295,035	0	8,426,246,841	4,251,476,472	1,600,143,524	0	0	0	4,174,770,369
	Software in progress	355,029,191	584,775,719	98,830,196	840,974,714	0	0	0	0	0	840,974,714
	Total	8,306,712,313	1,060,070,754	98,830,196	9,267,952,871	4,252,043,655	1,600,203,209	0	0	0	5,015,909,216
Investments and other assets	Investment securities	3,875,388,472	3,113,791,639	344,371,015	6,644,809,096	0	0	0	0	0	6,644,809,096
	Shares of affiliated companies	46,732,120,903	29,356,692,857	0	76,088,813,760	0	0	0	0	0	76,088,813,760
	Money held in trust	52,912,364,816	16,496,837,395	8,456,233,577	60,952,968,634	0	0	0	0	0	60,952,968,634
	Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	87,062,884,239	0	0	0	0	0	87,062,884,239
	Allowance for loan losses (non-current)	(87,062,884,239)	0	0	(87,062,884,239)	0	0	0	0	0	(87,062,884,239)
	Long-term prepaid expenses	1,311,036	18,155,042	14,109,876	5,356,202	0	0	0	0	0	5,356,202
	Long-term guarantee deposits	679,312,894	9,943,255	6,679,282	682,576,867	0	0	0	0	0	682,576,867
	Total	104,200,498,121	48,995,420,188	8,821,393,750	144,374,524,559	0	0	0	0	0	144,374,524,559

(2) Details of securities

Securities recorded under investments and other assets

(Unit: Yen)

	Name	Acquisition cost	Amount equivalent to JICA’s percentage share of the net assets of the affiliated companies	Balance sheet amount	Valuation difference recognized in the Statement of Income of the period	Valuation difference on shares of affiliated companies	Remarks

Shares of affiliated companies	Sumatra Pulp Corporation	2,758,289,455	1	1	0	0
	Japan Saudi Arabia Methanol Co., Inc.	7,149,297,104	21,205,832,186	21,205,832,186	0	14,056,535,082
	SPDC Ltd.	7,269,880,619	21,538,912,171	21,538,912,171	0	14,269,031,552
	KAFCO Japan Investment Co., Ltd.	2,436,204,983	2,496,210,503	2,496,210,503	0	60,005,520
	Nippon Amazon Aluminum Co., Ltd.	25,066,535,300	23,947,381,825	23,947,381,825	(84,912,049)	0
	JAPAN ASEAN Women Empowerment Fund	6,040,658,393	6,216,101,725	6,216,101,725	0	175,443,332
	Ship Aichi Medical Service Limited	748,809,600	684,375,349	684,375,349	(33,295,973)	0
	Total	51,469,675,454	76,088,813,760	76,088,813,760	(118,208,022)	28,561,015,486

Other investment securities	Type and name	Acquisition cost	Fair value	Balance sheet amount	Valuation difference recognized in the Statement of Income of the period	Valuation difference on available-for-sale securities	Remarks
	Prototype Carbon Fund	1	-	1	0	0
	The First MicroFinanceBank Ltd.	218,880,000	-	172,992,000	0	(45,888,000)
	Myanmar Japan Thilawa Development Ltd.	321,372,900	-	297,564,300	0	(23,808,600)
	Gojo & Company, Inc.	999,997,307	-	999,997,307	0	0
	WASSHA Inc.	29,203,406	-	29,203,406	0	0
	MGM Sustainable Energy Fund L.P.	944,002,674	-	1,103,370,674	165,533,921	(6,165,921)
	Asia Climate Partners LP	399,958,824	-	0	(399,958,824)	0	The amount of valuation difference recognized in the Statement of Income of the period includes the amount of loss on liquidation of investment securities.
	IFC Middle East and North Africa Fund, LP	493,525,564	-	339,982,650	(155,765,155)	2,222,241
	MGM Sustainable Energy Fund II L.P.	1,186,286,977	-	1,269,208,274	50,070,566	32,850,731
	I&P Afrique Entrepreneurs II LP	230,480,185	-	137,361,597	(100,240,286)	7,121,698
	WWB Capital Partners II, L.P.	169,478,468	-	146,053,387	(30,815,587)	7,390,506
	Covid-19 Emerging and Frontier Markets MSME Support Fund	2,054,847,000	-	2,149,075,500	0	94,228,500
	Total	7,048,033,306	-	6,644,809,096	(471,175,365)	67,951,155

Total balance sheet amount				82,733,622,856

*

Acquisition cost of other securities related to the investment to investment limited partnership and other equivalent funds includes the amount equivalent to JICA’s percentage share of the accumulated profit/loss amount for the previous term.

(3) Details of loans

(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection, etc.	Write-off
Loans	12,614,846,099,374	1,427,731,671,588	700,868,046,559	0	13,341,709,724,403
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	0	87,062,884,239
Total	12,701,908,983,613	1,427,731,671,588	700,868,046,559	0	13,428,772,608,642

(4) Details of borrowings

							(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Average interest rate (%)	Maturity date	Remarks
Borrowings from government fund for Fiscal Investment and Loan Program	2,069,182,358,000	667,500,000,000	113,930,372,000	2,622,751,986,000 (104,069,412,000)	0.468	April 2021- January 2060

*	Figures in parentheses ( ) indicate the amount of borrowings repayable within one year.

(5) Details of bonds

(Unit: Yen)

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Translation Adjustments	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

FILP Agency Bonds

FILP Agency Bonds (1st)	30,000,000,000	0	0	—	30,000,000,000 (0)	2.470	September 2028

FILP Agency Bonds (2nd)	30,000,000,000	0	0	—	30,000,000,000 (0)	2.341	June 2029

FILP Agency Bonds (3rd)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.134	December 2029

FILP Agency Bonds (4th)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.079	June 2030

FILP Agency Bonds (5th)	20,000,000,000	0	0	—	20,000,000,000 (0)	1.918	September 2030

FILP Agency Bonds (6th)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.098	December 2030

FILP Agency Bonds (7th)	20,000,000,000	0	0	—	20,000,000,000 (0)	1.991	June 2031

FILP Agency Bonds (8th)	15,000,000,000	0	0	—	15,000,000,000 (0)	1.554	September 2026

FILP Agency Bonds (9th)	5,000,000,000	0	0	—	5,000,000,000 (0)	2.129	September 2041

FILP Agency Bonds (11th)	10,000,000,000	0	0	—	10,000,000,000 (10,000,000,000)	1.140	December 2021

FILP Agency Bonds (12th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.901	June 2022

FILP Agency Bonds (13th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.752	June 2032

FILP Agency Bonds (14th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.825	September 2022

FILP Agency Bonds (15th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.724	September 2032

FILP Agency Bonds (17th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.720	December 2022

FILP Agency Bonds (18th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.868	June 2023

FILP Agency Bonds (19th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.725	June 2033

FILP Agency Bonds (20th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.787	September 2023

FILP Agency Bonds (21st)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.734	September 2033

FILP Agency Bonds (23rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.684	February 2024

FILP Agency Bonds (24th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.655	June 2024

FILP Agency Bonds (25th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.520	June 2034

FILP Agency Bonds (26th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.588	September 2024

FILP Agency Bonds (27th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.451	September 2034

FILP Agency Bonds (29th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.583	June 2025

FILP Agency Bonds (30th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.299	June 2035

FILP Agency Bonds (31st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.530	September 2025

FILP Agency Bonds (32nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.212	September 2035

FILP Agency Bonds (33rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.130	December 2035

FILP Agency Bonds (34th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.245	February 2026

FILP Agency Bonds (35th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.080	June 2026

FILP Agency Bonds (36th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.313	June 2036

FILP Agency Bonds (37th)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.100	September 2026

FILP Agency Bonds (38th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.590	September 2046

FILP Agency Bonds (39th)	5,000,000,000	0	0	—	5,000,000,000 (0)	0.744	February 2037

FILP Agency Bonds (40th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.220	June 2027

FILP Agency Bonds (41st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.602	June 2037

FILP Agency Bonds (42nd)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.597	September 2037

FILP Agency Bonds (43rd)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.625	December 2037

FILP Agency Bonds (44th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.200	June 2028

FILP Agency Bonds (45th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.559	June 2038

FILP Agency Bonds (46th)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.664	September 2038

FILP Agency Bonds (47th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.636	December 2038

FILP Agency Bonds (48th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.059	June 2029

FILP Agency Bonds (49th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.333	June 2039

FILP Agency Bonds (50th)	12,000,000,000	0	0	—	12,000,000,000 (0)	0.055	September 2029

FILP Agency Bonds (51st)	18,000,000,000	0	0	—	18,000,000,000 (0)	0.538	December 2049

FILP Agency Bonds (52nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.055	March 2030

FILP Agency Bonds (53rd)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.160	June 2030

FILP Agency Bonds (54th)	0	13,000,000,000	0	—	13,000,000,000 (0)	0.445	June 2040

FILP Agency Bonds (55th)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.150	September 2030

FILP Agency Bonds (56th)	0	12,000,000,000	0	—	12,000,000,000 (0)	0.459	September 2040

FILP Agency Bonds (57th)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.130	December 2030

FILP Agency Bonds (58th)	0	5,000,000,000	0	—	5,000,000,000 (0)	0.420	December 2040

Subtotal	630,000,000,000	60,000,000,000	0	—	690,000,000,000 (10,000,000,000)

Continued from previous page

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Translation Adjustments	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

Government-guaranteed bonds

Japan International Cooperation Agency Government-guaranteed bonds (2nd)	52,665,400,000 [$500,000,000]	0 [ $0]	0 [ $0]	450,400,000	53,115,800,000 [$500,000,000] (0)	2.125	October 2026

Japan International Cooperation Agency Government-guaranteed bonds (3rd)	54,179,950,000 [$500,000,000]	0 [ $0]	0 [ $0]	788,200,000	54,968,150,000 [$500,000,000] (0)	2.750	April 2027

Japan International Cooperation Agency Government-guaranteed bonds (4th)	54,233,950,000 [$500,000,000]	0 [ $0]	0 [ $0]	788,200,000	55,022,150,000 [$500,000,000] (0)	3.375	June 2028

Japan International Cooperation Agency Government-guaranteed bonds (5th)	0 [$0]	53,703,500,000 [$500,000,000]	0 [ $0]	1,401,000,000	55,104,500,000 [$500,000,000]	1.000	July 2030

Subtotal	161,079,300,000 [$1,500,000,000]	53,703,500,000 [$500,000,000]	0 [ $0]	3,427,800,000	218,210,600,000 [$2,000,000,000] (0)

Total	791,079,300,000	113,703,500,000	0	3,427,800,000	908,210,600,000 (10,000,000,000)

*	Figures in parentheses indicate the amount of bonds redeemable within one year. The amount in [ ] is denominated in a foreign currency.

(6) Details of provisions

						(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Intended use	Others

Provision for bonuses	336,838,488	340,773,166	336,838,488	0	340,773,166

Provision for contingent losses	2,042,877,932	2,889,391,466	0	2,042,877,932	2,889,391,466

Total	2,379,716,420	3,230,164,632	336,838,488	2,042,877,932	3,230,164,632

*	Decrease during the period (Others) for the provision for contingent losses indicates the amount of reversal of the provision after revaluation, etc.

(7) Details of allowance for loan losses, etc.

							(Unit: Yen)

Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

Loans	12,614,846,099,374	726,863,625,029	13,341,709,724,403	142,052,753,983	34,309,800,450	176,362,554,433

Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	87,062,884,239	87,062,884,239	0	87,062,884,239

Total	12,701,908,983,613	726,863,625,029	13,428,772,608,642	229,115,638,222	34,309,800,450	263,425,438,672

*	The standard for the accrual of allowance for loan losses is described in No. 4 of Significant Accounting Policies.

(8) Details of provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Total retirement benefit obligations	6,495,427,271	422,482,575	376,713,019	6,541,196,827

Retirement benefits	3,655,415,133	296,053,501	278,403,469	3,673,065,165

Defined benefit corporate pension plan	2,840,012,138	126,429,074	98,309,550	2,868,131,662

Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0

Plan assets	2,269,775,603	528,873,392	98,309,550	2,700,339,445

Provision for retirement benefits	4,225,651,668	(106,390,817)	278,403,469	3,840,857,382

(9) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligation of restoration to original state based on building lease agreement	70,374,150	35,237,409	1,409	105,610,150	Specified expenses in Accounting Standards for Incorporated Administrative Agencies No. 91: None

(10) Details of liabilities for guarantee

									(Unit: Yen)
Classification	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period		Remarks
	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount
FILP Agency Bonds (Public offering)	2	40,000,000,000	0	0	1	20,000,000,000	1	20,000,000,000

*	JICA is jointly liable for obligations arising from the above bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation.

(11) Details of remunerations and salaries of officers and employees

	(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	52,775	13	2,588	2

Employees	4,447,106	1,960	293,383	133

Total	4,499,881	1,973	295,971	135

(Notes)

1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.

4. Others There are no part-time officers or employees classified as external members.

(12) Details of main assets, liabilities, and expenses, other than those mentioned above

Operating and administrative expenses	(Unit: Yen)

Classification	Amount
Operating expenses	5,078,216,184

Information system-related expenses	2,248,103,306

Rent expenses on real estate	891,722,760

Travelling and transportation expenses	498,165,251

Other expenses	2,891,937,093

Total	11,608,144,594

(13) Details of affiliated companies

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)

Items	KAFCO Japan Investment Co., Ltd.		Karnaphuli Fertilizer Company Limited

Outline of operations	Production of urea and ammonia in Chittagong, People’s Republic of Bangladesh		Production of urea and ammonia in Chittagong, People’s Republic of Bangladesh

Name of officers	Number of officers: 9 President and CEO: Hiroshi Nakagawa Executive Vice President: Ken Odajima (Deputy Director of Southeast Asia and Oceania of JICA, Seconded) Auditor: Hironobu Takahashi (Senior Assistant Director of Private Sector Partnership and Finance Department of JICA, Seconded)		-
Association chart on transactions between affiliated companies and JICA

	JICA	KAFCO Japan Investment Co., Ltd.	JICA		KAFCO Japan Investment Co., Ltd.

	(Equity Investment)			(Equity Investment)	(Equity Investment)
				Karnaphuli Fertilizer Company Limited

Assets	¥6,739,878,525
Liabilities	¥52,077,627
Capital	¥5,023,900,000
Retained earnings	¥1,663,900,898
Operating revenues	¥1,430,814,249
Ordinary (loss) income	¥1,308,346,245
Net (loss) income	¥1,164,054,820
Unappropriated (loss) income for the current fiscal year	¥1,164,826,672

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 46,606 shares

•  Acquisition cost: ¥2,436,204,983

•  Balance sheet amount: ¥2,496,210,503 (An increase of ¥60,005,520 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the production of urea and ammonia by the company

•  Date of the initial investment: July 27, 1990

•  Number of company shares owned by JICA: -

•  Acquisition cost: -

•  Balance sheet amount: -

•  Legal basis: -

•  Applicable provision of the act: -

•  Purpose of investment: -

•  Date of the initial investment: -

Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from September 1, 2019, through August 31, 2020.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Nippon Amazon Aluminum Co., Ltd.	SPDC Ltd.

Outline of operations	Production of alumina and smelting ammonium in the State of Para, Federative Republic of Brazil	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia

Name of officers	Number of officers: 14 President and CEO: Kenji Kobayashi Auditor: Masatomo Ogane (Expert for Viet Nam, JICA, Seconded)	Number of officers: 18 President and CEO: Tsuyoshi Hagiwara Managing Director: Hajime Takeuchi (Director General of Latin America and the Caribbean Department of JICA, Seconded)

Association chart on transactions between affiliated companies and JICA
	Nippon Amazon Aluminum Co., Ltd
	JICA	JICA	SPDC Ltd.

	(Equity Investment)	(Equity Investment)

Assets	¥53,629,166,530	¥88,854,089,321
Liabilities	¥314,634,400	¥21,147,782,733
Capital	¥55,285,400,000	¥14,200,000,000
Retained earnings	(¥1,970,867,870)	¥53,506,306,588
Operating revenues	¥579,910,726	¥10,475,716,459
Ordinary (loss) income	(¥187,831,383)	¥9,078,853,798
Net (loss) income	(¥189,041,383)	¥8,177,125,268
Unappropriated (loss) income for the current fiscal year	(¥3,761,334,870)	¥31,456,306,588
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 496,652,800 shares

•  Acquisition cost: ¥25,066,535,300

•  Balance sheet amount: ¥23,947,381,825 (A decrease of ¥84,912,049 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the smelting of alumina and aluminum

•  Date of the initial investment: August 29, 1978

•  Number of company shares owned by JICA: 2,107,500 shares

•  Acquisition cost: ¥7,269,880,619

•  Balance sheet amount: ¥21,538,912,171 (An increase of ¥14,269,031,552 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the manufacturing of ethylene glycol and other petrochemical products

•  Date of the initial investment: June 17, 1981

Details of receivables and payables	N/A	N/A

Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A	N/A
	(Note) The above amount pertains to the period from January 1, 2020, through December 31, 2020.	(Note) The above amount pertains to the period from January 1, 2020, through December 31, 2020.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)			(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Eastern Petrochemical Company			Sumatra Pulp Corporation

Outline of operations	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia			Construction of a pulp mill to manufacture wood pulp from afforested acacia mangium, and production and sale of wood pulp in Muara Enim, South Sumatra, Republic of Indonesia

Name of officers	-

Number of officers: 6

President and CEO: Takahiro Horita

Executive Vice President: Hironobu Takahashi (Senior Assistant Director of Private Sector Partnership and Finance Department of JICA, Seconded)

Auditor: Tsutomu Kudo (Senior Deputy Director General of Private Sector Partnership and Finance Department of JICA, Concurrent position)

Association chart on transactions between affiliated companies and JICA
	JICA		SPDC Ltd.	JICA	Sumatra Pulp Corporation
		(Equity Investment)	(Equity Investment)	(Equity Investment)
		Eastern Petrochemical Company

Assets				¥22,479,409
Liabilities				¥797,203,462
Capital				¥100,000,000
Retained earnings				(¥874,724,053)
Operating revenues				¥63,996,352
Ordinary (loss) income				(¥29,115,953)
Net (loss) income				(¥29,295,953)
Unappropriated (loss) income for the current fiscal year				(¥874,724,053)

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: -

•  Acquisition cost: -

•  Balance sheet amount: -

•  Legal basis: -

•  Applicable provision of the act: -

•  Purpose of investment: -

•  Date of the initial investment: -

•  Number of company shares owned by JICA: 114,032 shares

•  Acquisition cost: ¥2,758,289,455

•  Balance sheet amount: ¥1 (No changes from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the pulp manufacturing business

•  Date of the initial investment: April 21, 1995

Details of receivables and payables	-			N/A
Details of debt guarantee	-			N/A
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	-			N/A
				(Note) The above amount pertains to the period from April 1, 2019, through March 31, 2020.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Japan Saudi Arabia Methanol Co., Inc.		JSMC PANAMA S.A.

Outline of operations	Production of methanol in the Al-Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia		Transportation of methanol business

Name of officers	Number of officers: 12 Chairman: Nariyuki Nagaoka Managing Director and General Manager of the General Affairs Department: Hideyuki Maruoka (Senior Deputy Director General of Infrastructure Engineering Department of JICA, Seconded) Full-time auditor: Yasuo Fujita (Deputy Director of the Institute of JICA, Seconded)		-
Association chart on transactions between affiliated companies and JICA
	JICA	Japan Saudi Arabia Methanol Co., Inc.	JICA		Japan Saudi Arabia Methanol Co., Inc.
	(Equity Investment)			(Equity Investment)	(Equity Investment)
				JSMC PANAMA S.A.

Assets	¥155,369,933,369
Liabilities	¥85,390,687,154
Capital	¥2,310,000,000
Retained earnings	¥67,950,835,215
Operating revenues	¥26,378,869,426
Ordinary (loss) income	¥727,955,187
Net (loss) income	¥3,056,282,736
Unappropriated (loss) income for the current fiscal year	¥65,221,824,507

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 1,386,000 shares

•  Acquisition cost: ¥7,149,297,104

•  Balance sheet amount: ¥21,205,832,186 (An increase of ¥14,056,535,082 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the methanol manufacturing business

•  Date of the initial investment: December 17, 1979

•  Number of company shares owned by JICA: -

•  Acquisition cost: -

•  Balance sheet amount: -

•  Legal basis: -

•  Applicable provision of the act: -

•  Purpose of investment: -

•  Date of the initial investment: -

Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from January 1, 2020, through December 31, 2020.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	JAPAN ASEAN Women Empowerment Fund		Ship Aichi Medical Service Limited

Outline of operations	Investment and / or loan to Microfinance Institutes for empowerment of women in ASEAN countries		Establishment and operation of a private general hospital in Dhaka, People’s Republic of Bangladesh

Name of officers	Number of officers: 3 Chairperson: Peter Fanconi Director: Christophe Grünig Director: Tetsuro Uemae		Number of officers: 9 Executive Chairman: Dr. Moazzem Hossain Director: Yuho Hayakawa (Chief Representative of JICA Bangladesh Office, Concurrent position)
Association chart on transactions between affiliated companies and JICA
	JICA	JAPAN ASEAN Women Empowerment Fund	JICA	Ship Aichi Medical Service Limited
	(Equity Investment)		(Equity Investment)

Assets	¥23,861,931,683		¥6,675,681,169
Liabilities	¥1,107,291,592		¥2,529,099,811
Capital	¥22,680,094,159		¥4,493,180,250
Retained earnings	¥74,545,931		(¥346,598,892)
Operating revenues	¥1,311,959,667		¥86,975,176
Ordinary (loss) income	¥888,419,260		(¥270,122,161)
Net (loss) income	¥888,419,260		(¥274,892,151)
Unappropriated (loss) income for the current fiscal year	¥74,545,931		(¥346,598,892)

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 5,623.44 shares

•  Acquisition cost: ¥6,040,658,393

•  Balance sheet amount: ¥6,216,101,725 (An increase of ¥1,089,328,725 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the fund

•  Date of the initial investment: October 21, 2016

•  Number of company shares owned by JICA: 560,000 shares

•  Acquisition cost: ¥748,809,600

•  Balance sheet amount: ¥684,375,349 (A decrease of ¥33,295,973 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the establishment and operation of a private general hospital

•  Date of the initial investment: May 22, 2019

Details of receivables and payables	N/A		N/A
Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A		N/A
	(Note) The above amount pertains to the period from January 1, 2020, through December 31, 2020.		(Note) The above amount pertains to the period from July 1, 2019, through June 30, 2020.